SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                HOTELECOPY, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1) Title of each class of securities to which transaction applies:
            Common Stock, Edd Helms, Incorporated.
         2) Aggregate number of securities to which transaction applies: 4930
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            $251.49 per share, calculated on basis of book value of Common
            Stock
         4) Proposed maximum aggregate value of transaction: $1,239,846
         5) Total fee paid:  $250.00
[X]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         2)  Form, Schedule or Registration Statement No.:
         3)  Filing Party:
         4)  Date Filed:


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                                HOTELECOPY, INC.
                              17850 N.E. 5th Avenue
                            Miami, Florida 33162-1008



                                  June __, 1999





Dear Hotelecopy Shareholder:


         You are cordially invited to attend the Special Meeting of Shareholders of Hotelecopy, Inc. on June __, 1999, at 10:00 a.m., Miami time, at the principal office of Hotelecopy, located at 17850 N.E. 5th Avenue, Miami, Florida.

         Those matters expected to be acted upon at the meeting are described in detail in the attached Notice of Special Meeting of Shareholders and the attached Proxy Statement.

         All shareholders are cordially invited to attend the Special Meeting in person. Your participation at this meeting is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting, please complete, date, sign and return the accompanying proxy promptly in the enclosed envelope. If you attend the meeting, you may revoke your proxy and vote your shares in person.

         We look forward to seeing you at the Special Meeting.

                                                          Sincerely,



                                                          -------------------,
                                                          W. Edd Helms, Jr.
                                                          President


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                                HOTELECOPY, INC.
                              17850 N.E. 5th Avenue
                            Miami, Florida 33162-1008


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE __, 1999


To the Shareholders
  of Hotelecopy, Inc.

     NOTICE IS HEREBY GIVEN that a Meeting of the Shareholders of Hotelecopy, Inc., a Florida corporation ("Hotelecopy"), will be held at Hotelecopy's principal office, located at 17850 N.E. 5th Avenue, Miami, Florida, on June __, 1999, at 10:00 a.m., Miami time, for the following purposes:

         1. To consider and vote upon the Agreement and Plan of Merger, dated as of March 26, 1999, a copy of which is included in Exhibit A to the Proxy Statement, between Hotelecopy and Edd Helms, Incorporated, a Florida corporation ("EHI"), whereby EHI will be merged with and into Hotelecopy. The shareholders of EHI each will receive 2178.6363 shares of Hotelecopy's common stock in exchange for each outstanding share of EHI's common stock owned by them (the "Merger").
         2. To consider and vote upon the change of Hotelecopy, Inc.'s name to Edd Helms Group, Inc.
         3. To consider and vote upon an amendment to Hotelecopy's Articles of Incorporation to increase the number of authorized shares of its common stock, par value $.01 per share, to 20,000,000 shares.
         4. To transact such other business as may properly come before the Special Meeting.


         A Proxy Statement relating to, and a proxy for use in connection with, the Special Meeting is enclosed.


         Only shareholders of record at the close of business on June 18, 1999 are entitled to notice of and to vote at the Special Meeting.


         Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the Special Meeting. A return envelope is enclosed for that purpose. Even if you give your proxy by returning the enclosed proxy card, you may still vote in person by attending the meeting, revoking your proxy and casting your vote in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain from that record holder a proxy issued in your name.

         If the above proposals are approved, the shareholders of Hotelecopy who
(a) do not vote in favor of the increase in authorized common stock or the Merger, and (b) otherwise comply with Florida law governing the exercise of dissenters' rights, will be entitled to sell their shares to Hotelecopy for an amount appraised by statute. See "Rights of Dissent and Appraisal" in the accompanying Proxy Statement, for a description of the procedures required to be followed to exercise appraisal rights.


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     The Special Meeting may be adjourned from time to time without notice other than announcement at the Special Meeting, or at any adjournment thereof, and any business for which notice is hereby given may be transacted at any such adjournment.

                                             By Order of the Board of Directors,


                                             ----------------------
                                             W. Edd Helms, Jr.
                                             President




Miami, Florida
June ___, 1999




            PLEASE DATE, SIGN AND MAIL THE ACCOMPANYING PROXY CARD AS
                  PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE


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                                HOTELECOPY, INC.
                              17850 N.E. 5th Avenue
                            Miami, Florida 33162-1008
                             Telephone: 800-322-0530



                               PROXY STATEMENT FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE __, 1999


         This Proxy Statement is furnished by Hotelecopy, Inc. ("Hotelecopy") to its shareholders, in connection with the solicitation of proxies by Hotelecopy's Board of Directors from Shareholders, to be voted at the Special Meeting of Shareholders of Hotelecopy, Inc. (the "Special Meeting"), to be held on June
__, 1999, at 10:00 a.m. Miami time, at Hotelecopy's principal office, located at 17850 N.E. 5th Avenue, Miami, Florida, and at any and all adjournments of the Special Meeting. The Board of Directors of Hotelecopy is soliciting the accompanying proxy. Any shareholder that gives a proxy may, at anytime before the proxy is voted at the Special Meeting, revoke the proxy. For more information concerning the procedure for revoking the proxy, see "Summary - Revocability of Proxies".

         This Proxy Statement is first being mailed to the shareholders on or about June ___, 1999.

         At the Special Meeting, Shareholders will consider and vote upon: (1) a proposal to merge Edd Helms, Incorporated, a privately held Florida corporation ("EHI"), with and into Hotelecopy; see "The Merger"; (2) a proposal to change the name "Hotelecopy, Inc." to "Edd Helms Group, Inc."; and (3) a proposal to increase Hotelecopy's authorized common stock to 20,000,000 shares (collectively, proposals (1), (2) and (3) are referred to in this Proxy Statement as the "Proposals", and each as a "Proposal"). The reason for the proposed increase in authorized shares of common stock is to allow Hotelecopy enough shares to issue EHI's shareholders in the Merger. EHI shareholders will, if the Merger is completed, receive 10,740,677 shares (or 84.75%, which when added to shares that they already own will be 92%) of Hotelecopy's then issued and outstanding common stock. EHI engages in the business of providing electrical and air conditioning services to residential and business customers primarily in Miami-Dade, Broward and southern Palm Beach Counties. See "Information about EHI". Hotelecopy historically has engaged in the business of operating public facsimile machines. See "Information about Hotelecopy".

         The Proposals to be considered at the Meeting have great significance to the shareholders because, if approved, EHI will merge with and into Hotelecopy, which will change the primary nature of Hotelecopy's business. Also, after the Merger, EHI's shareholders will have majority voting control of Hotelecopy, including the ability to elect its directors.


         Shareholders are urged to consider carefully the information in this Proxy Statement.


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                                     SUMMARY

         This summary is not a complete statement of all of the features or effects of the proposals to be voted upon at the Meeting. This summary is qualified in its entirety by the more detailed information contained in this Proxy Statement and the documents attached hereto. Shareholders are urged to read this Proxy Statement and the documents attached hereto in their entirety.

         The Merger and Increase in Authorized Shares


         Hotelecopy and EHI have entered into an agreement and plan of merger, dated as of March 26, 1999 (the "Merger Agreement"). Subject to the approval of the Proposals by Hotelecopy's shareholders at the Meeting and satisfaction of other conditions, EHI will be merged with and into Hotelecopy pursuant to the Merger Agreement (the "Merger"), and Hotelecopy's name will change to "Edd Helms Group, Inc." At the Effective Time of the Merger, each outstanding share of EHI common stock will be converted into the right to receive 2178.6363 shares of Hotelecopy common stock. See "The Merger".


         EHI is located at 17850 N.E. 5th Avenue, Miami, Florida, telephone 305-653-2520. EHI's business is providing electrical and air conditioning services to residential and business customers primarily in Miami-Dade, Broward and southern Palm Beach Counties. See "Information about EHI".

         Hotelecopy's management believes that the Merger will benefit Hotelecopy, because as a result of the Merger, Hotelecopy will realize immediate operating revenues from EHI's business. EHI realized approximately $8,660,837 in revenues in fiscal 1997-1998, with net income of $193,706, and revenues for the first three quarters of fiscal 1998-1999 of $7,231,772 with a net income of $275,303. The Merger will also increase Hotelecopy's total assets. See EHI Financial Statements attached as Exhibit D; Pro Forma Financial Statements attached as Exhibit E; and "The Merger - Background of the Merger; Reasons for Merger; Recommendation of Board".


         The number of shares of Hotelecopy common stock to be issued in the Merger was determined by Hotelecopy's and EHI's management, after consideration of the relative assets and operations of the two companies. See "The Merger - Background of the Merger; Reasons for the Merger; Board Recommendation".


         Currently, Hotelecopy's articles of incorporation authorize 10,000,000 shares of common stock, of which 1,933,318 are issued and outstanding. Because Hotelecopy needs 10,740,677 additional shares to issue to EHI's shareholders in the Merger, the Board of Directors is asking shareholders to approve an amendment to Hotelecopy's articles of incorporation increasing the number of shares of Hotelecopy's authorized common stock to 20,000,000. See "Amendment to Hotelecopy Articles of Incorporation Increasing Shares".


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


Board Recommendation


         Hotelecopy's Board of Directors believes that the Merger is in the best interests of Hotelecopy and its shareholders and recommends that shareholders vote in favor of the Merger Proposal and the related Proposals to increase Hotelecopy's authorized shares and change its name to Edd Helms Group, Inc. The Board believes that if the Merger is completed, Hotelecopy will have greater prospects for future success. Hotelecopy's directors, who hold approximately 44% of the outstanding shares of Hotelecopy common stock, have informed Hotelecopy that they intend to vote for the Proposals.


Lack of Opinions, Appraisals and Reports

         EHI's legal counsel and accountants are providing services to EHI in connection with the Merger. Hotelecopy's Board of Directors chose not to retain legal or investment advisory services because Hotelecopy could not afford the cost of such services. Hotelecopy's accountants (who are the same as EHI's accountants) are providing services to Hotelecopy in connection with the Merger. Hotelecopy has not solicited or obtained any appraisal, report or opinion by any outside party regarding the Merger or its fairness to shareholders.

Dilution; Interests of Certain Persons in Merger


         The Merger will significantly dilute Hotelecopy's current shareholders. Hotelecopy's current shareholders who are not also EHI shareholders now own approximately 56% of the total number of outstanding shares of Hotelecopy common stock. Hotelecopy's current shareholders who are also EHI shareholders now own approximately 44% of the total number of outstanding shares of Hotelecopy common stock. If the Merger is completed, Hotelecopy's current shareholders who are not also EHI shareholders will own approximately 8% of the total shares then outstanding, and the current shareholders of EHI will own approximately 92% of the total shares then outstanding. See "Equivalent Share Data".


         W. Edd Helms, Jr., who owns 44% of Hotelecopy's outstanding common stock and who is Hotelecopy's Chairman of the Board, President and Chief Executive Officer, owns approximately 87% of EHI's outstanding common stock. He will, after the Merger, own approximately 81% of Hotelecopy's then outstanding common stock. See "Security Ownership of Certain Beneficial Owners and Management of Hotelecopy"; "Interests of Certain Persons in the Merger, Certain Relationships and Related Party Transactions". Thus, following the Merger, Mr. Helms, individually and together with EHI's shareholders as a group, will have voting control over Hotelecopy, including the ability to elect all of the directors of Hotelecopy. Hotelecopy's directors have the authority to declare or not declare dividends, to authorize the issuance of additional shares of Hotelecopy stock for acquisitions and other corporate purposes and to control all aspects of Hotelecopy's business operations, subject to the rights of shareholders under Florida corporate law.


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Vote Required to Pass Proposals; Voting Rights; Outstanding Shares

         For the Merger and related amendment to Hotelecopy's articles of incorporation to be approved by Hotelecopy's shareholders, over 50% of all shares of Hotelecopy common stock presently outstanding must be voted in favor of these two proposals. EHI's shareholders have informed Hotelecopy's management that they intend to vote all of their 852,714 shares (44.1%) of Hotelecopy common stock in favor of the Merger and amendment to Hotelecopy's articles of incorporation. Therefore, Hotelecopy shareholders, other than the EHI shareholders, holding at least 6% of Hotelecopy's outstanding common stock must also vote in favor of these two proposals in order for the proposals to be approved.


         Only Hotelecopy shareholders of record at the close of business on June 18, 1999 (the "Record Date") who hold shares of Hotelecopy common stock are entitled to notice of and to vote at the Meeting. At the Record Date, Hotelecopy had outstanding 1,933,318 shares of common stock held by approximately 420 shareholders of record. See "Market for Hotelecopy Common Stock". Each shareholder of record as of the Record Date is entitled to one vote per share of common stock, exercisable in person or by proxy.


         The presence in person or by proxy of a majority of the outstanding shares of Hotelecopy common stock will constitute a quorum at the Meeting. Assuming a quorum is present, the affirmative vote of a majority of the shares of Hotelecopy common stock issued and outstanding, in person or by proxy, is required to approve the proposed Merger and amendment to its articles of incorporation.

         Abstentions will be treated as present and entitled to vote at the Meeting. Therefore, abstentions will be counted in determining whether a quorum is present and will have the effect of a vote against the proposals. A broker non-vote on the proposals (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee does not have discretionary power to vote) will not be counted in determining whether a quorum is present. However, because the approval of a majority of the outstanding common stock of Hotelecopy is required to pass the proposals, broker non-votes will have the effect of a vote against the proposals.

Alternate Proxy Designation

         A shareholder may designate a person or persons to act as the shareholder's proxy other than the persons designated on the proxy card. The shareholder may do so by striking out the name appearing on the enclosed proxy card, inserting the name or names of that person(s), and delivering the signed card to such person(s). The person(s) designated by the shareholder must, at the Meeting, present the signed proxy card to the Secretary of the Meeting and vote the shares as indicated on the proxy card.

Revocability of Proxies


         If a shareholder properly executes and returns the attached proxy card to Hotelecopy, then the person indicated on the proxy card will vote the shareholder's shares by proxy at the Meeting, as directed on the returned proxy card. If the proxy card does not direct how to vote the shareholder's shares, then the person on the proxy card will vote those shares at the Meeting in favor of the Merger Proposal, and the related Proposals to amend


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Hotelecopy's articles of incorporation to increase its authorized shares and change its name to Edd Helms Group, Inc. Any a shareholder may revoke a proxy at any time before it is voted. To revoke a proxy, a shareholder must either notify the Secretary of Hotelecopy of such revocation, in writing, prior to the Meeting; or attend the Meeting and vote the shares in person. Attendance at the Meeting will not, by itself, revoke a proxy. Hotelecopy's Secretary is Carol Helms, and her address is Hotelecopy, Inc., 17850 N.E. 5th Avenue, Miami, Florida 33162-1008.

Effect of Shareholder Vote

         If all three Proposals are approved by Hotelecopy's shareholders, then Hotelecopy's Board of Directors intends to proceed with the Merger. If any of the Proposals are not approved by Hotelecopy's shareholders, then Hotelecopy will not proceed with the Merger and expects to continue its current operations. However, Hotelecopy's management has serious concerns about Hotelecopy's ability to continue as a going concern. See "The Merger - Background of the Merger; Reasons for the Merger; Recommendation of the Board of Directors".


Dissenting Shareholder Rights


         Any Hotelecopy shareholder may dissent from any of the three Proposals to be presented at the Meeting and demand to be paid an appraised value for the shareholder's shares of Hotelecopy common stock, but only if the shareholder follows the procedures provided by Florida law concerning dissenting shareholders. Those procedures are described elsewhere in this Proxy Statement. See "Rights of Dissent and Appraisal" and the copies of sections 607.1301,
607.1302 and 607.1320 of the Florida Business Corporation Act, Chapter 607, Florida Statutes (the "FBCA"), attached to this proxy statement as Exhibit B.


Solicitation

         This solicitation of proxies is being made by Hotelecopy. Hotelecopy will bear the entire cost of its solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to its shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Hotelecopy common stock beneficially owned by others to forward to such beneficial owners. Hotelecopy may reimburse persons representing beneficial owners of Hotelecopy common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Hotelecopy. No additional compensation will be paid to directors, officers or other regular employees for such services.


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                                   THE MERGER

       The terms of the Merger are set forth in the Merger Agreement. The description of the Merger which follows summarizes the principal provisions of the Merger Agreement, is not complete, and is qualified in all respects by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit A(1) and incorporated herein.


         The Merger Agreement provides that EHI will be merged with and into Hotelecopy pursuant to section 607.1101 of the FBCA. Hotelecopy will be the surviving corporation and its name will change to "Edd Helms Group, Inc." Upon the effectiveness of the Merger, the outstanding shares of EHI common stock will be converted into the right to receive a total of 10,740,677 shares of Hotelecopy common stock.


         The Merger Agreement has been approved unanimously by the Board of Directors of Hotelecopy and the Board of Directors and shareholders of EHI. The Merger and related amendment to Hotelecopy's articles of incorporation is subject to Hotelecopy's shareholders' approval, by the affirmative vote of a majority of the shares of its outstanding common stock in favor of the two proposals. EHI's shareholders own in the aggregate approximately 44% of the issued and outstanding shares of Hotelecopy and intend to vote those shares in favor of the proposals.

         Subject to the satisfaction or waiver of the conditions contained in the Merger Agreement, the Merger Agreement provides that the Merger will occur as soon as practicable after the later of (a) the date on which the shareholders of Hotelecopy approve the transactions contemplated by the Merger Agreement, or
(b) such later date as the parties may agree. The Merger will become effective on the date and at the time on which the Articles of Merger and Plan of Merger are filed with the Secretary of State of Florida (the "Effective Time").

Background of the Merger; Reasons for Merger; Recommendation of the Board

         Hotelecopy's management, as well as its primary shareholders, include the shareholders and management of EHI. See "-- Interests of Certain Persons in the Merger; Certain Relationships and Related Party Transactions". Because the same individuals are the primary shareholders of, and manage, both companies, there were no detailed merger discussions between the two companies.


         In approving the Merger, the directors of Hotelecopy considered that Hotelecopy had two alternatives to the Merger; that is, continuing its present operations, or a merger (or acquisition) of Hotelecopy by a company other than EHI, possibly in a shell transaction. The directors believed that if Hotelecopy were to continue to operate as an independent company, then sometime in the near future Hotelecopy would become bankrupt, as a result of a number of factors, including that Hotelecopy has general unsecured obligations which it cannot meet or would have great difficulty meeting, Hotelecopy continues to lose business, and Hotelecopy has negative earnings. Hotelecopy's directors also considered it highly improbable that anyone would be interested in acquiring Hotelecopy for any purpose other than to utilize it as a public shell, due to its extreme financial difficulties, and therefore did not actively solicit offers of indication or interest from other parties. Further, the directors believed that Hotelecopy was not marketable as a shell because of its outstanding obligations. In anticipation of the Merger, Hotelecopy has entered into agreements to settle some of its outstanding obligations. See "Information about Hotelecopy - Settlement of Certain Claims against Hotelecopy", "Information about Hotelecopy
- Management's Discussion and Analysis", Hotelecopy Financial Statements attached as Exhibit C, "Market for Hotelecopy Common Stock", "Interests of Certain Persons in the Merger; Certain Relationships and Related Party Transactions". The



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directors also were influenced by the fact that no person other than EHI had expressed any interest in acquiring Hotelecopy.

         EHI considered the Merger beneficial because the Merger would benefit its shareholders in ways that a merger with a non-related entity would not. For example, EHI's shareholders (who are also shareholders of Hotelecopy) would as a result of the Merger immediately see an increase in the value of their shares of Hotelecopy common stock, while at the same time expect to benefit from EHI becoming a public company. The EHI shareholders hoped that the increase in the value of their Hotelecopy common stock would further benefit them, both as Hotelecopy shareholders and EHI shareholders, in that a market might develop for Hotelecopy common stock after the Merger, whereas at present there is no ready market for their Hotelecopy common stock or their privately-held EHI stock. Although EHI could derive some of these same benefits by merging into a corporation other than Hotelecopy, from EHI's perspective the costs, especially professional fees, associated with locating a merger partner and evaluating and structuring such a deal would be very high.

         Hotelecopy did not retain independent legal counsel or other representatives to advise it concerning the proposal to merge the two companies. Hotelecopy presently lacks the funds to engage such professionals. Hotelecopy has engaged the same accounting firm as EHI to assist with the Merger, and intends to pay their fees and the other costs associated with the preparation, filing and distribution of this proxy statement and conducting its shareholders' meeting from funds that will become available to it as a result of the Merger.


         The consideration to be received in the Merger was based on the relative values of the two companies, and included consideration of factors such as book value of Hotelecopy's and EHI's shares, the value of EHI's business as a going concern, the value that Hotelecopy might receive were it to sell itself as a shell corporation to an independent third party, the benefits of the Merger to EHI (as discussed above) and its shareholders by providing a market for EHI's shareholders' shares in the merged companies and a more visible public presence for EHI's business. The Merger consideration is not the result of arms' length bargaining between Hotelecopy and EHI, nor was the opinion of any financial advisor sought.


         On March 26, 1999, the Board of Directors of Hotelecopy and of EHI each approved the Merger by unanimous written consent in lieu of a meeting.


         THE BOARD OF DIRECTORS OF HOTELECOPY HAS DETERMINED THAT THE PROPOSALS ARE FAIR AND IN THE BEST INTERESTS OF HOTELECOPY AND ITS SHAREHOLDERS, AND, THEREFORE, HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND MERGER PROPOSAL, AND RELATED PROPOSALS TO INCREASE HOTELECOPY'S AUTHORIZED SHARES OF COMMON STOCK TO 20,000,000 SHARES AND CHANGE HOTELECOPY'S NAME TO "EDD HELMS GROUP, INC.", AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF HOTELECOPY VOTE TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE MERGER AND THE TWO RELATED PROPOSALS TO INCREASE HOTELECOPY'S SHARES AND CHANGE ITS NAME.



Interests of Certain Persons in the Merger; Certain Relationships and Related Party Transactions

         The shareholders of EHI are also shareholders of Hotelecopy, and EHI's Shareholders will, after being issued shares in the Merger, hold approximately 92% voting control over Hotelecopy's outstanding common stock. Non-EHI shareholders of Hotelecopy will have their voting control reduced from approximately 56% to 8%.


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


         Certain shareholders, officers and directors of EHI are also officers and/or directors of Hotelecopy. W. Edd Helms, Jr. is the President and a director of Hotelecopy and the President and a director of EHI. Carol Helms is the wife of W. Edd Helms, Jr. She is the Secretary and a director of Hotelecopy, and the Secretary and a director of EHI. Mr. and Mrs. Helms beneficially own 44% of the currently outstanding Hotelecopy common stock and 87% of the outstanding EHI common stock. Mrs. Helms has options to acquire 1,000 shares of Hotelecopy common stock at $.87 per share. See "Security Ownership of Certain Beneficial Owners and Management of Hotelecopy".

         L. Wade Helms is the brother of W. Edd Helms, Jr., and he is the Vice-President and a director of Hotelecopy, and the Vice-President and a director of EHI. Mr. Wade Helms beneficially owns 2,147 shares of Hotelecopy common stock, and options to acquire 25,077 shares of Hotelecopy common stock, 12,000 of which are exercisable at $1.10 per share, and 13,077 of which are exercisable at $6.50 per share.

         Philip H. Kabot is the Vice-President/Finance and Chief Financial Officer of Hotelecopy, and the Chief Financial Officer of EHI. Mr. Kabot has options to acquire 12,000 shares of Hotelecopy common stock for $1.10 per share.


         It is expected that options to acquire Hotelecopy common stock that are held by related parties may increase in value as a result of the Merger; however, whether they will attain the value to warrant their exercise is not known.


         Hotelecopy and EHI both lease the same Miami, Florida office and warehouse facility from National Industrial Park, a partnership owned by W. Edd Helms, Jr. and Carol Helms. Rent expense paid to this partnership by Hotelecopy was approximately $61,900 and $72,500 for the years ended May 31, 1998 and 1997, respectively. Hotelecopy believes that this transaction is on terms and conditions at least as favorable to Hotelecopy as those that would have been available from non-affiliated third parties.

         W. Edd Helms, Jr., Philip H. Kabot and L. Wade Helms receive salary and other benefits as officers of EHI. Only Mr. Edd Helms' salary exceeds $100,000 (presently it is $160,000 per year). After the Merger, Hotelecopy will provide Mr. Edd Helms, Mr. Kabot, Mr. Wade Helms and the other existing officers of EHI with the same salary and benefits that each of them presently receives from EHI.

Business and Management of Hotelecopy Following the Merger; Plans for Business of Hotelecopy


         At the Effective Time of the Merger, it is anticipated that the Board of Directors and officers of Hotelecopy will consist of those persons who are serving as its directors and executive officers at the Effective Time of the Merger. Hotelecopy's management expects, after the Merger, to continue the operations of EHI's and Hotelecopy's present businesses for the near future, but, as regards to Hotelecopy, to service only current accounts and not market Hotelecopy's products.


Accounting Treatment


         The Merger will be accounted for as a reverse acquisition purchase.


Tax Treatment

         The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. A ruling from the Internal Revenue Service concerning the tax consequences of the Merger will not be requested, nor has an opinion of counsel been obtained regarding said tax consequences.

Merger Expenses

         The Merger Agreement provides that EHI and Hotelecopy each will bear its own expenses incurred in connection with the Merger. Hotelecopy intends to use funds that will become available to it as a result of the Merger to cover its expenses.

Conditions to the Merger; Waiver and Amendment; Termination

         The respective obligations of Hotelecopy and EHI to consummate the Merger are subject to the satisfaction of certain conditions, including, among others, the approval of the Merger and increase in authorized shares by Hotelecopy's shareholders and other conditions customary in merger transactions.

         The Merger is not subject to any regulatory approval. Assuming that all conditions to the Merger contained in the Merger Agreement are satisfied or waived and that the Merger Agreement has not been terminated, the Merger Agreement provides that the Merger shall occur as soon as practicable following approval by the shareholders of Hotelecopy of the Merger.

         At any time before the Merger becomes effective, any party to the Merger Agreement may waive conditions contained therein to its own obligations, to the extent that such obligations, agreements and conditions are intended for its own benefit. In addition, the Merger Agreement may be amended by written instrument signed on behalf of each of the parties thereto.

         The Merger Agreement may be terminated at any time prior to the Effective Time of the Merger by the mutual consent in writing of Hotelecopy and EHI.

Effective Time of the Merger


         The Merger will become effective on the date and at the time on which the Articles of Merger and Plan of Merger are filed with the Florida Secretary of State. Subject to satisfaction of the conditions contained in the Merger Agreement, the parties currently anticipate that the Merger will become effective by July 31, 1999, although there can be no assurance as to whether or when the Merger will become effective.


Hotelecopy Common Stock Received in the Merger to be Restricted Stock

         The shares of Hotelecopy common stock to be issued pursuant to the Merger Agreement will not be registered under the Securities Act, and will be restricted securities. Accordingly, the shares of Hotelecopy common stock to be issued in the Merger may be resold only pursuant to an effective registration statement, pursuant to Rule 144 under the Securities Act (which, among other things, permits the resale of securities subject to certain holding period and volume limitations) or in transactions otherwise exempt from registration under the Securities Act.

Shareholder Rights to Dissent to the Merger

         If a shareholder has not voted to approve the Merger and increase in authorized shares and if the shareholder complies with the requirements of the Florida Business Corporation Act (the "FBCA") concerning dissenting shareholders, if the Merger is consummated, the shareholder will be able to have the fair value of his, her or its shares of Hotelecopy common stock judicially determined and paid to him, her or it. The FBCA will require any dissenting shareholder to, among other things, make a written demand for determination of the fair value of the shareholder's shares within sixty days after the Effective Date of the Merger. Neither the delivery of a proxy directing a vote against the Merger and increase in authorized shares, nor a failure to vote for the Merger and increase in authorized shares, constitute a written demand for such determination. See "Dissenting Shareholder Rights".


                    NAME CHANGE PROVISION IN PLAN OF MERGER

         The Plan of Merger that will be filed with the Florida Secretary of State, subject to approval by Hotelecopy's shareholders of the Proposals, provides that Hotelecopy's name will change to "Edd Helms Group, Inc." The reason for the name change is that after the Merger, Hotelecopy will continue the business of EHI (which will be the primary business of the Surviving Corporation), and EHI has built up goodwill and name recognition for the name "Edd Helms" in EHI's line of business.

                        AMENDMENT TO HOTELECOPY ARTICLES
                       OF INCORPORATION INCREASING SHARES

         Hotelecopy's Articles of Incorporation presently authorize 10,000,000 shares of Hotelecopy common stock, of which 1,933,318 shares are issued and outstanding. In order to effect the Merger, Hotelecopy will need to issue an additional 10,740,677 shares of Hotelecopy common stock to EHI's Shareholders. Therefore, Hotelecopy presently does not have enough authorized shares to effect the Merger, and so it is presenting to its shareholders for approval at the Meeting an amendment to Hotelecopy's Articles of Incorporation, increasing its authorized shares of Common Stock to 20,000,000. The text of the amendment is set forth on Exhibit A(4). The purpose of the amendment is to authorize for Hotelecopy enough shares to issue in the Merger. At present, there is no intention to issue any additional shares of Hotelecopy common stock other than to effect the Merger.


                          INFORMATION ABOUT HOTELECOPY

Description of Business.

         Introduction

         Hotelecopy, Inc. is a Florida corporation organized in 1985 to build and operate a public facsimile terminal network. From these public terminal locations, the public is able to send and receive facsimile documents, at rates competitive with overnight mail. Hotelecopy calls its public communications network FaxMail. Hotelecopy installs, operates and maintains self-service credit card FaxMailers throughout the United States. The equipment is placed in locations with a high demand for business services. The locations include, but are not limited to, private airline clubs, airports, hotels, colleges and universities. The customer can send or receive documents and pay for the service with a major credit card.

         As of June 1, 1999, there were approximately 82 revenue producing locations, of which 67 were self-service locations.

         Products and Services

         The Self-Service FaxMailer

         Hotelecopy has developed a number of credit card operated self-service facsimile terminals marketed as the FaxMailer. Hotelecopy assembles and integrates specially adapted components manufactured by others into a unique cabinet design. Hotelecopy developed highly sophisticated, flexible and proprietary computer software for the FaxMailers. The self-service FaxMailer allows the public to send a fax, receive a fax, or to access any of Hotelecopy's enhanced FaxMail services. Hotelecopy contracts directly with various locations to provide self-service FaxMailers under a Membership Agreement.

         As of June 1, 1999, Hotelecopy operated 67 self-service FaxMailers throughout the United States. Hotelecopy is operating self-service FaxMailers in all of United Airlines' and Alaska Airlines' private membership airport clubrooms nationwide. The agreement with United Airlines expires in August 1999. In addition to private airline clubrooms, FaxMail service is available within airports, colleges, universities, train stations and hotels.

         During fiscal 1998, revenues from self-service FaxMailers contributed approximately 94% of Hotelecopy's total revenues.

         Attended FaxMail Locations

         Hotelecopy owns and operates 15 attended fax machines in hotels. Under a Membership Agreement, Hotelecopy provides the Member location with a complete public fax program including location referral, marketing literature and support, point of sale materials, special FaxPak envelopes in which received fax messages are delivered, staff assistance, fax equipment and maintenance.

         In most cases, the attended Member location offering Hotelecopy FaxMail service pays Hotelecopy either a commission based on the respective terminal's revenues, or a fixed monthly fee. The public purchases Hotelecopy's FaxMail services directly from hotel personnel at attended locations.

         Hotelecopy's FaxMail Central

         From Hotelecopy's Operations Center in Miami, Hotelecopy remotely monitors and manages all of its public fax terminals across the United States. Hotelecopy developed this proprietary host software and hardware system for the specific purpose of managing a diverse public FaxMail terminal network. It has been continuously refined and upgraded since 1986. At the present time, it is capable of managing additional public terminal locations anywhere in the world. Hotelecopy's computer system integrates computer-based fax systems, traditional fax systems, voice prompting, point of sale transaction processing and credit card processing with traditional data processing systems. The system also allows Hotelecopy to provide enhanced FaxMail services at all Hotelecopy public access fax terminal locations.

         Hoteleticket Instant Airline Ticketing

         Hotelecopy owns Hoteleticket, Inc., (Hoteleticket) a licensed travel agency. Hoteleticket provided a service allowing business travelers to pick up their tickets, boarding passes and seat assignments at the front desk of Hoteleticket locations. In the past, this service was used on a limited basis and has been inactive since November of 1993. Hoteleticket has not operated profitably since inception. Presently because of severe cash limitations, Hoteleticket discontinued operations. Hoteleticket remains in compliance with all relevant regulatory authorities and the only expenses being incurred are those that are required in order to comply with those authorities.

         Hoteleticket does not expect any expansion until it can generate sufficient capital.

         FaxMail Revenues

         General

         Hotelecopy earns its principal revenues from the sale of its services to the public, based on the terms of the particular Membership Agreement for the public fax terminal location. When Hotelecopy first began contracting with members in 1986, the locations were primarily hotels offering attended FaxMail services to the public. Members now include hotels, airports, colleges, universities, and primarily private airline clubrooms. Hotelecopy offers attended and self-service location membership agreements.

         Attended Member Locations

         Attended Member locations use their employees to collect FaxMail fees directly from the Public, and then on a monthly arrears basis pay either a percentage of those receipts to Hotelecopy or a fixed monthly fee.


         While most original attended Member locations elected to pay Hotelecopy a percentage of receipts, most new and renewed attended Member locations elected to pay Hotelecopy on a fixed monthly fee.

         Hotelecopy's revenues from attended member locations have declined. Hotelecopy attributes the decline in revenues from attended Member locations primarily to maturation of the public fax marketplace, and expiration and non-renewal of attended Member locations. Revenues were higher in previous years from attended locations primarily because of supply and demand factors (supply of public fax machines, and non public machines, was less extensive) prior to market maturation, and because Hotelecopy had more locations, which it has since lost due to non-renewals. Hotelecopy's revenues from its attended Member locations continue to decline and this will materially adversely affect revenues. Because of these factors, and the lack of funds to market this service Hotelecopy now directs it limited sales efforts towards self-service Member locations.


         Self-Service Member Locations

         Self-Service Member locations provide FaxMail services directly to the Public, with FaxMail usage fees paid directly from the customer to Hotelecopy by major credit card. Hotelecopy electronically collects self-service FaxMail usage receipts on a daily basis and pays the self-service Member location a commission based on those usage revenues.

         When the self-service FaxMailer terminal is Company owned, Hotelecopy earns a higher percentage of the FaxMail usage fees when compared to its attended location Membership Agreements. Self-service receipts are collected simultaneous with the sale compared to attended receipts being collected on a monthly arrears basis.

         Suppliers

         Hotelecopy's equipment used at its Member locations consists principally of products sold by AT&T and Ricoh. Hotelecopy's self-service units integrate certain designed components, which are manufactured by others and are readily available from any one of many suppliers. Hotelecopy believes its present suppliers can adequately meet Hotelecopy's needs for the near future.

         Cyclicality of the Industry

         Hotelecopy's revenues are derived primarily from business travelers. Consequently, during periods of lessened business travel, such as holiday seasons, Hotelecopy's revenues decline.

         Economic Dependence

         Each Member location contracts with Hotelecopy for FaxMail services. The majority of Hotelecopy's attended Member location agreements are for single locations. Hotelecopy does have master contracts for some multiple self-service Member locations, has a month-to-month agreement with United and an agreement with Alaska Airlines to offer self service FaxMailers in all of their private membership airport clubrooms nationwide. Although Hotelecopy is not dependent upon a single customer, the loss of any individual master contract could have a material adverse effect on continuing operations.

Government Regulation

         At the present time, there is no price regulation of Hotelecopy's services. There can be no assurance that charges for fax and other electronic business services provided by Hotelecopy will not be regulated in the future.

Settlement of Certain Claims against Hotelecopy

         During 1989, the United States Postal Service (USPS) and Hotelecopy entered into a joint venture agreement to provide self-service fax terminals in 265 postal lobbies. Hotelecopy filed two lawsuits against the USPS alleging default in its contracts and wrongful termination. On November 3, 1992, the Court issued an adverse decision to Hotelecopy by dismissing Hotelecopy's complaints and ordered that the United States Postal Service recover $88,400 on its counterclaim from Hotelecopy. Hotelecopy settled this claim for $25,000 in March 1999.

         In November 1998, Hotelecopy settled for $10,000 an outstanding claim of Chrysler Corporation against it.

Competition

         Hotelecopy also competes with alternative methods of document transmission, principally overnight mail services such as Federal Express, United Parcel Service and Express Mail by the United States Postal Service, internet fax services and electronic mail (E-Mail). Additionally, any business can purchase a facsimile machine and provide fax service to the public without being a Member location of Hotelecopy.

         In general, the market for public fax and information services is highly competitive. Hotelecopy believes that the principal competitive factors in this market include product features, ease of operation, product reliability, initial investment costs, price and customer support services. Hotelecopy believes that its continued operations will, in large part, be dependent on its ability to respond to competitive pressures and technological changes by enhancing existing products and marketing new products developed by it or others.

         Hotelecopy competes with respect to its products and services with both large established concerns and smaller companies that are developing and offering or which may develop and offer competing products and services as well as E-Mail, increased emphasis on the internet, and internet faxes. Many of these competitors have financial resources far greater than those of Hotelecopy. The intense competition in the market has adversely affected Hotelecopy as Hotelecopy has limited financial ability to invest in new equipment, or to support a marketing and sales effort.

Employees

         As of June 1, 1999, Hotelecopy had one full-time employee.

Description of Property.

         Hotelecopy presently leases approximately 2,000 square feet for its headquarters in Miami, Florida, which is used for office space, pursuant to a lease expiring in May of 2000, at a total cost annually of approximately $26,400. The property is owned by a partnership of which Carol Helms, the wife of Hotelecopy's President and a Director of the corporation, and W. Edd Helms, Jr., President of Hotelecopy, are the sole owners. Hotelecopy believes that these facilities are sufficient to accommodate Hotelecopy's needs. Hotelecopy believes the rent to be reasonable and competitive in price with rent for similar facilities in the area.

Year 2000 Disclosure

         The year 2000 issue results from certain computer systems and software applications that use only two digits (rather than four), to define the applicable year. Consequently, such systems and applications may recognize a date of "00" as the year 1900, instead of the intended year 2000, which could result in data miscalculations and software failures. Hotelecopy has conducted an initial assessment of its computer system and software applications and Hotelecopy believes that its systems will be 2000 compliant. Hotelecopy is communicating with key suppliers, financial institutions and customers during fiscal 1999 to identify and coordinate the resolution of any year 2000 issues which might arise from these constituencies. Based on its initial assessment, Hotelecopy believes the cost of addressing the year 2000 issue will not have a material impact on Hotelecopy's financial position or results of operations.

Management's Discussion and Analysis

         Results of Operations - May 31, 1998 Compared to May 31, 1997

         Revenues

         Total revenues decreased approximately 24% compared to the fiscal year ended May 31, 1997. The decline in revenues is attributed to the decline in Member locations. This decline is directly attributed to the expiration and non-renewal of the Member locations and intense competition for this business. Hotelecopy anticipates continued declines as contracts expire, and this has and is expected to continue to materially adversely affect revenues.

         Hotelecopy does not have funds to support a marketing and sales effort to further expand its self-service FaxMailers, nor can it aggressively pursue expansion of the self-service FaxMailers.

         Payroll, Payroll Taxes and Related Benefits

         There was a decrease of approximately 55% in payroll, payroll taxes and related benefits compared to the fiscal year ended May 31, 1997. During the fiscal year ended May 31, 1998, there were no officer salaries paid and there was a reduction in personnel.

         Cost of Revenues

         Cost of revenues declined approximately 32% in fiscal May 1998 as compared to the prior fiscal year. The decline in these costs can be attributed to the reduction of expenses to maintain telephone lines resulting from the loss of a major customer.

         Occupancy Costs

         Occupancy costs decreased approximately 15% compared to the prior fiscal year, primarily attributable to discontinuance of an accrual for storage fees.

         Other Selling and Administrative

         There was a slight increase in other selling and administrative expenses (approximately 4%) compared to the prior fiscal year. There were some one-time, unusual, office equipment repairs, an increase in office supplies and an increase in general insurance.

         Extraordinary Item - Extinguishment of Debt

         In May of 1998, Hotelecopy reviewed all the liabilities it had provided for in prior years. Hotelecopy determined, pursuant to the Florida Statute of Limitations, Section 95.11 of the Florida Statues, that certain liabilities appear to be time barred, and accordingly these liabilities have been written-off.

Liquidity and Capital Resources

         Hotelcopy had a working capital deficit of approximately ($166,000) and a ratio of current liabilities of approximately .22 to 1 at May 31, 1998. This compares with a May 31, 1997, working capital deficit of ($2,278,000) and a ratio of current assets to current liabilities of .02 to 1.

         Working capital deficit decreased as a direct result of the write off of old outstanding debts that expired due to the Florida Statute of Limitations.

         Early in November 1992, Hotelcopy received an adverse decision in its litigation against the United State Postal Service (United States Claims Court Case Nos. 91-963C and 91-964C). The Court dismissed Hotelcopy's complaints and ordered that the United States Postal Service recover $88,400 on its counterclaim against Hotelcopy. On March 10, 1993, Hotelcopy filed its Appeal in the United States Court of Appeals for the Federal Circuit, and on August 17, 1993, the Court of Appeals affirmed the decision of the lower court. On August 31, 1993, Hotelcopy petitioned the United States Court of Appeals for the Federal Circuit for a rehearing and suggestion for rehearing in banc. On October 29, 1993, the petition for rehearing was denied and the suggestion for rehearing in banc was declined. On November 5, 1993, a final judgement was issued a judgement was entered against the Company in the amount of $88,400. Hotelcopy does not have the funds to satisfy this judgement.

         Hotelcopy is in default with its creditors and in July of 1992 suspended all payments to these creditors due to cash flow restraints. Hotelcopy does not have the funds to repay these creditors. Hotelcopy to date, has been able to rely on its current creditors and suppliers to extend sufficient credit. No assurances can be given that these suppliers and creditors will continue to extend sufficient credit and cooperate with Hotelcopy to maintain its present level of operations. Hotelcopy's financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. However, as a result of the inability to pay its creditors, such realization of assets and liquidation of liabilities are subject to significant uncertainty.

         Hotelcopy's inability to meet its liquidity needs raises substantial doubt about Hotelcopy's ability to continue as a going concern. Hotelcopy has continued to reduce its total operating expenses, however, revenues continue to decline. Hotelcopy continues to attempt to renew attended Member agreements as they expire. However, it has not been able to equally offset these expirations with new self-service or attended Member agreements. Hotelcopy's limited cash flow does not allow Hotelcopy to invest in new equipment or to support a marketing and sales effort for the self-service FaxMailer and therefore has limited new terminal installations.

         Hotelcopy has limited liquidity on a short-term basis and, absent additional funding, will have limited liquidity on a long-term basis. At the present, Hotelcopy does not have any additional sources of liquidity, such as bank or credit lines. Cash currently on hand and expected to be generated by operations during the fiscal year ending May 31, 1999 are not expected to be sufficient to finance expected working capital and other projected cash needs during such period. Continued operation of Hotelcopy in the normal course of business is dependent on Hotelcopy's ability to obtain adequate funding of ongoing operations from external or internal sources.

         If Hotelcopy is unable to obtain financing or equity capital, the ability of Hotelcopy to continue as a going concern will be in doubt. Should Hotelcopy be unable to continue as a going concern the liquidation value of its assets will not be sufficient to satisfy Hotelcopy's outstanding obligations.

         Hotelecopy's plan to resolve its financial difficulties has been to pursue the acquisition of an operating entity. Unrelated third party merger candidates have not been sought because EHI presented itself as a suitable partner, and management believed that a merger could be effected with EHI at significantly less expense than with an outside candidate, due primarily to the expectation that legal, accounting and administrative expenses associated with the Merger would be less than they would be in a transaction with a third party requiring extensive due diligence, negotiation, structuring, drafting, etc. However, even if the EHI Merger were not consummated, a merger with an operating business would still be the primary solution that management has for Hotelecopy's financial difficulties. There is no assurance that Hotelecopy would be able to find a suitable acquisition candidate if the Merger with EHI is not consummated, and in such case, Hotelecopy would continue to operate its business, relying on reducing expenses, extensions of credit and its own operating revenues, as it has in the past.

         Hotelecopy has been reducing expenses, and together with the credit extended by Hotelecopy's current vendors, related parties and creditors, as well as projected revenue, Hotelecopy believes that sufficient funds are available to support its liquidity requirements through May 31, 1999.

RESULTS OF OPERATIONS - FEBRUARY 28, 1999 COMPARED TO FEBRUARY 28,1998

Revenues

         Compared to the prior year, revenues declined approximately 31% for the three months ended February 28, 1999 and approximately 27% for the nine months ended February 28, 1999. The decline in revenues is attributable to the loss of an exclusive agreement with a major airline carrier. Hotelecopy does not have the funds to support a marketing and sales effort to further expand its self-service FaxMailers.

Cost of Revenues

         These costs declined approximately 18% in the three months ended February 28, 1999, and approximately 34% for the nine months ended February 28, 1999, as compared to the prior year. The decline in these costs are attributable to the loss of revenues of a major airline carrier and the reduction in expenses attributable to this revenue.

Payroll, Payroll Taxes and Related Benefits

         These expenses increased nominally for the three months ended February 28, 1999, and approximately 11% for the nine months ended February 28, 1999, as compared to the prior year. Hotelecopy has no marketing or sales employees, staff was reduced and there are no executive salaries paid.

Occupancy Costs

         There was an approximate 55% and 52% decline in occupancy costs for the three and nine months ended February 28, 1999, as compared to the prior three months and nine months ending February 28, 1998, respectively. This reduction is attributable to a discontinuance of an accrual for storage fees and warehouse.

Other Selling and Administrative

         For the three month and nine months ended February 28, 1999, these expenses increased significantly as compared to the nine months ended February 28, 1998. This increase is directly attributable to the settlement of outstanding obligations and the expenses including professional fees related to the proposed merger with a related company.

Liquidity and Capital Resources

         Hotelecopy had a working capital deficit of approximately ($124,000) and a ratio of current assets to current liabilities of approximately .18 to 1 at February 28, 1999. This compares with the February 28, 1998, working capital deficit of approximately ($2,300,000) and a ratio of current assets to current liabilities of .02 to 1. Hotelecopy has a negative net worth and cash flow which is not sufficient to cover its greatly reduced overhead. On November 5, 1993, a final judgement was issued and a judgement was entered against Hotelecopy by the United States Postal Service in the amount of $88,400. In the later part of February 1999, Hotelecopy entered into an agreement with the United Postal Service to settle this claim for $25,000. In May of 1998, Hotelecopy charged off liabilities that were time barred pursuant to the Florida Statute of Limitations, Section 95.11 of the Florida Statutes. Hotelecopy is current with all its present vendors.

         Hotelecopy's financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business.

         Hotelecopy's inability to meet its liquidity needs raises substantial doubt about Hotelecopy's ability to continue as a going concern. Hotelecopy has continued to reduce its total operating expenses, however, revenues continue to decline. Hotelecopy's limited cash flow does not allow Hotelecopy to invest in new equipment or to support a marketing and sales effort for the self-service FaxMailer.

         Hotelecopy has limited liquidity on a short-term basis and, absent additional funding, will have limited liquidity on a long-term basis. Cash currently on hand and expected to be generated by operations during the fiscal year ended May 31, 1999, is not expected to be sufficient to finance expected working capital and other projected cash needs during such period. The Company's negative cash flow from operations is approximately $2000.00 per month. Continued operation of Hotelecopy in the normal course of business is dependent on Hotelecopy's ability to obtain adequate funding of ongoing operations from external or internal sources. On April 1, 1999, Hotelecopy filed a preliminary proxy with the Securities and Exchange Commission entering into an agreement and plan of merger with a related company.

         If Hotelecopy is unable to obtain financing or equity capital or merge as stated above, Hotelecopy will not be able to continue as a going concern. Should Hotelecopy be unable to continue as a going concern, the liquidation value of its assets will not be sufficient to satisfy Hotelecopy's outstanding obligations.


         Hotelcopy believes that the carrying value of the assets and liabilities on the balance sheet at February 28, 1999, approximates their liquidation values; therefore, no adjustment to carrying values has been made.

                              INFORMATION ABOUT EHI

Description of Business.


         Edd Helms, Inc., is a Florida corporation ("EHI") organized in 1975 that provides electrical and air conditioning services. EHI has one wholly-owned subsidiary, Edd Helms Air Conditioning, Inc., a Florida corporation. EHI provides it s air conditioning services through its subsidiary. In May 1999, EHI merged a former subsidiary, Edd Helms Electrical Contracting, Inc., into EHI, and EHI was the surviving corporation. W. Edd Helms, Jr. is EHI's President; Carol A. Helms is its Secretary, L. Wade Helms is its Vice President, and Philip H. Kabot is its Chief Financial Officer. Carol Helms does not devote full time to the affairs of EHI and receives no compensation. Carol Helms is the wife of W. Edd Helms, Jr.


         EHI believes significant opportunities are available to a well capitalized company employing professionally trained, customer-oriented service technicians and providing a full complement of high quality services in an industry that has been characterized by inconsistent quality, reliability and pricing. In addition, the increasing complexity of equipment has led to a need for better trained technicians to install, monitor and service the complex equipment used in the industry. The cost of recruiting, training and retaining a sufficient number of qualified technicians makes it more difficult for smaller companies to expand their businesses. EHI also believes the highly fragmented nature of the service industries will provide it with significant opportunities to expand in the service business.

         EHI provides a broad variety of maintenance, repair and replacement services for both residential and commercial customers in Miami-Dade, Broward and southern Palm Beach counties in South Florida. These services include preventative maintenance, emergency repairs and the replacement (in conjunction with the retrofitting or remodeling of a residence or commercial building, or as a result of an emergency repair) of systems and associated parts, electrical control systems, wiring, data cabling, switches and panels. EHI also provides services on a temporary nature to the convention and trade show exhibitors in South Florida. EHI maintains a large mobile inventory of specialty show equipment and trailers for these installations. EHI operates a fleet of approximately 40 owned or leased service trucks, vans and support vehicles. It believes these vehicles are well maintained and are adequate for its current needs. These vehicles are operated by a highly trained and licensed workforce. Prior to employing individuals who comprise its workforce, EHI makes an assessment of the technical competence level of the potential new employee, confirms background references and conducts criminal and driving record checks. Once hired, employees of EHI are required to complete a progressive training program to advance their technical competencies and to ensure that they understand and follow EHI's safety practices and other internal policies. Both technical and customer service personnel are given intensive training in customer communication, sales and problem skills. The length of the training programs that must be completed by EHI personnel vary; but are regular and ongoing. EHI's safety program is presented to its employees bi-monthly. In addition, employees from time to time attend EHI training classes that generally last two days. In order for EHI employees to maintain their licenses, they must also complete 14 hours of continuing education every two years.


         EHI also conducts detailed internal evaluations of its strengths, weaknesses and compliance with recognized industry or company "best practices" and then designs a training program to develop and enhance the communication, sales, management and other relevant skills of its employees and management to bring about continuous improvements in these areas.

         EHI maintains good labor relations. Management is actively involved in the recruitment and training of labor to ensure an available and capable labor supply. To this end, such management is involved in local industry associations and it participates in organized labor and training programs. In addition, the Company has its own recruiting and training programs and offers expanded career paths with the assurance of a stable income that comes from being part of a growing company. Although substantially all of EHI's employees are unionized, it has not experienced a strike or any significant labor stoppage.

         Most of EHI's service vehicles are equipped with a computer tracking system that indicates location of service vehicles at all times. This tracking system utilizes a central computer that is online with a commercial service provider. Each service vehicle is equipped with a module that communicates between the commercial service provider and EHI's central computer. The tracking system permits EHI to track the location, time of arrival and time of departure for each of the service vehicles and technicians. All warehouse and delivery personnel in their vehicles are equipped with two-way radios that allow communication with the base radio in EHI's dispatch department. Communication can be supplemented with hand-held two-way radios that are used primarily by its administrative and management personnel.

Advertising and Marketing

         EHI uses both general advertising and a direct sales force to market its services in its geographic market. EHI continues to preserve and enhance the value of the unique and long-standing trade names and customer identification enjoyed by the individual Edd Helms companies. The Edd Helms logo and identifying marks are featured on EHI's service trucks, in its marketing materials and in its advertisements. EHI intends to continue to expand its advertising and marketing presence in South Florida. Uniform marketing as to the look and appearance of EHI's vehicles is noticeable in the EHI fleet. Also, all of its field technicians wear uniform shirts with EHI's marketing logo and color. EHI requires its technicians to display photo identification to each customer when they arrive at the customer's facility or home. EHI believes that this photo identification requirement builds confidence with its customers.

Competition

         The market for EHI's services is highly competitive. EHI believes that the principal competitive factors in the services industries are: (a) timeliness, reliability and quality of services provided; (b) range of services offered: (c) market share visibility; and (d) price. EHI believes its strategy to become a leading provider of comprehensive services directly addresses each of these factors. The ability of EHI to employ, train and retain highly motivated service technicians to provide quality services should be enhanced by its ability to utilize professionally managed recruiting and training programs. In addition, EHI offers compensation, health and saving benefits to its employees that are more comprehensive than most offered in the industry, including a 401K plan offered to all of its employees. Competitive pricing is possible through purchasing economies and other cost saving opportunities that exist.

         Most of EHI's competitors are small, owner-operated companies that typically operate in a single market. Certain of these small competitors may have lower overhead cost structures and may be able to provide their services at lower rates. Moreover, many homeowners have traditionally relied on individual persons representing small repair service firms with whom they have long established relationships for a variety of home repairs. There are currently a number of public companies focused on providing residential or commercial services in some of the same service lines provided by EHI. Certain of EHI's competitors and potential competitors have greater financial resources than EHI to finance acquisition and development opportunities, to pay higher prices for the same opportunities or to develop and support their own service operations if they decide to enter the field.

Description of Property

         EHI presently leases approximately 27,000 square feet for its warehousing, distribution and executive offices. These leases expire in December of 2002. The total cost annually is approximately $193,000, including sales tax. The property is owned by a partnership of which Carol Helms, the wife of EHI's President and a director of EHI, and W. Edd Helms, Jr., President of EHI, are the sole owners. EHI believes that these facilities are sufficient to accommodate EHI's needs. EHI believes the rent to be reasonable and competitive in price with rent for similar facilities in the area.

Employees


         As of June 1, 1999, EHI had approximately 95 full time employees, of whom approximately 60 are technicians. Most of these technicians are members of unions and work under collective bargaining agreements. The collective bargaining agreements expire between August of 1999 and July of 2001. EHI believes that its relationship with its employees is satisfactory.


Government and Municipality Regulations

         Aspects of EHI's operations are subject to various federal, state and local laws and regulations including, among others, (a) permitting and licensing requirements applicable to service technicians in their respective trades; (b) building and electrical codes and zoning ordinances; (c) laws and regulations relating to worker safety and protection. EHI believes it has all required permits and licenses to conduct its operations and is in compliance with applicable regulatory requirements relating to its operations.

Legal Proceedings

         EHI is, from time to time, involved in routine litigation incidental to its businesses. In the opinion of EHI's management, based in part from the advice of counsel, none of these actions will have a material adverse effect on EHI.


Management Information Systems


         EHI operates a state-of-the-art computer system which operates the WindowsNT client server network connected to a central server. This computer system has built in redundancy and is backed up by an uninterruptable power system to avoid loss of information during power loss. The management software used by EHI is a custom package comprising an integrated suite of applications specifically designed for the service industry. EHI utilizes approximately 25 computers online with the server.


Year 2000 Disclosure

         Many financial information and operations systems used today may be unable to interpret dates after December 31, 1999, because these systems allow only two digits to indicate the year in a date. Consequently, these systems are unable to distinguish January 1, 2000, from January 1, 1900, which could have adverse consequences on the operations of an entity and the integrity of information processing. This potential problem is referred to as the "Year 2000" or "Y2K" issue. In 1998, EHI established a corporate-wide program to address Y2K issues. This effort is comprehensive and encompasses software, hardware, networks, PC's, sales and other facilities, embedded chips, century certification, supplier and customer readiness, contingency planning, and operations. EHI is currently on schedule and is more than 80% complete as of February 28, 1999. EHI has replaced or upgraded most of its critical business applications and systems and has begun the century testing phase for these critical technology systems. The target date to repair or replace the remaining critical business information systems is May 31, 1999. EHI has prioritized its third-party relationships as critical, severe or sustainable, has completed the assessment phase for third parties (except for assessment of its key customers which is scheduled to be complete in May 1999), has requested Y2K compliance in many new key contracts and is developing contingency plans for critical third parties, including key customers suppliers and other service providers. If necessary modifications and conversions by EHI are not made on a timely basis, or if key third parties are not Y2K ready, Y2K problems could have a material adverse effect on EHI's operations. EHI's most reasonably likely worst case scenario is a regional utility failure that would interrupt operations and distribution centers in the affected region. To mitigate this risk, and to address the possible uncertainty of whether the EHI will be able to solve all potential Y2K issues, EHI has begun contingency planning for its critical operations, including key third-party relationships, and will require written contingency plans for these areas. EHI expects to complete all of its contingency planning by June 30, 1999. Y2K costs are expensed as incurred (unless, as in the case of computer hardware and software purchased new where these assets are capitalized funded through bank credit and operating cash flows). Through February 28, 1999, EHI has not had any incremental remediation costs and remaining incremental remediation costs are expected to be insignificant. EHI has spent its entire 1999 fiscal year information technology budget to purchase new computer hardware and software to provide faster state-of-the-art equipment which is 2000 Year Compliant, and expects no further costs for remediation issues. EHI has not deferred any critical information technology dedicated team within EHI's information technology group. Time and cost estimates are based on currently available information and could be affected by the ability to correct all relevant computer codes and equipment, and the Y2K readiness of EHI's business partners, among other factors. Also, EHI's pending merger of Hotelecopy, Inc. is included in this assessment.

Management's Discussion and Analysis

         Results of Operations - May 31, 1998 Compared to May 31, 1997

         Revenues Earned

         For the fiscal year ended May 31, 1998, revenues decreased approximately 10% compared to the fiscal year ended May 31, 1997. This decrease is attributable to the loss of a major utility maintenance contract as well as completion during fiscal 1997 of a particularly large emergency repair project. In fiscal 1998, EHI had no significant emergency repair projects; and although its revenues for service work increased during fiscal 1998 over fiscal 1997, that increase did not compensate for the decrease in emergency repair work after completion of the emergency repair project in 1997. EHI has elected not to depend on the new construction/general contractor market and has made aggressive marketing efforts to businesses and residential customers.

         Cost of Revenues Earned

         Cost of revenues decreased approximately 10% compared to the fiscal year ended May 31, 1997. This decrease in cost is directly related to the reduced need for labor and material as a result of the decrease in sales. Gross profit margin increased by approximately 1%, but the gross profit dollars decreased by approximately $294,000, which is attributable to the reduction in sales.

         Selling, General and Administrative Expenses

         Selling, general and administrative expenses increased by 8% in 1998 as compared to 1997, and the increase is attributable to an increase in advertising expenses, vehicle repairs and the contribution necessary to repurchase or retire shares of EHI common stock from the Employee Stock Option Plan. EHI in 1998, in order to increase its visibility, took a more aggressive approach to advertising, thereby increasing its expense. Vehicle acquisition costs and repair costs increased over 1997, as EHI has put an emphasis on preventative maintenance as some of its vehicles are beginning to age and has begun purchasing new vehicles to update its fleet.

         Net Income

         Net income decreased by $154,331, or 46% over 1997, and this decrease also is attributable to the reduction in sales. Cost of revenues earned and selling, general and administrative expenses decreased in total by approximately $535,000 in 1998, however, actual revenues earned decreased by approximately $830,000 as compared to 1997.

         Liquidity and Capital Resources

         EHI had working capital of approximately $819,000 and a ratio of current assets to current liabilities of approximately 1.9:1 at May 31, 1998. This compares with working capital of approximately $944,000 and a ratio of current assets to current liabilities of approximately 1.7:1 at May 31, 1997. Accounts receivable decreased approximately $535,000 in 1998 as work in progress decreased, and there were no retention receivables as compared to 1997. During fiscal 1998, EHI's cash balances decreased by approximately $96,000. The primary reason for this decrease is EHI's decision to upgrade its fleet of vehicles. Cash was provided by the financing of some of this equipment. EHI had previously repaid debt and re-purchased stock causing a decrease in cash used by financing activities. EHI has a $250,000 credit line that was not used during the 1998 fiscal year. Funds required to finance EHI's upgrade of its vehicle acquisition program are expected to be derived from funds generated from operations and proceeds from equipment financing. Current financial resources (working capital and short-term borrowing arrangements) and anticipated funds from operations are expected to be adequate to meet cash requirements in the year ahead.

         Results of Operations - February 28, 1999 compared to February 28, 1998

         Revenues Earned

         Revenues for the three and nine months increased approximately 13% percent and 9% percent respectively as compared to the same period at February 28, 1998. The increase is a result of a general increase of business, in particularly an increase in service work. EHI has an ongoing aggressive advertising campaign and believes these increases are primarily due to its advertising campaign.

         Cost of Revenues Earned

         Cost of revenues increased approximately 12% for the three months ended February 28, 1999 as compared to the same period in 1998. For the nine months ended February 28, 1999 as compared to the nine months ended February 28, 1998, cost of revenues increased approximately 6%. Even though there was a slight increase in costs, attributable to the increase in revenues, the gross profit for the three months is approximately the same as compared to the prior year and increased approximately 3% for the nine months as compared to the same period in 1998. EHI has made a concerted effort to monitor its purchasing which has a direct effect on its gross profit percentage.

         Selling, General and Administrative

         Selling, general and administrative expenses increased approximately 20% for the three months and 14% for the nine month period as compared to the same periods in 1998. There was a slight increase in percentage of revenues for the three month and nine months as compared to the prior year. While many of the selling, general and administrative expenses remain the same or varied slightly, the dollar increase in the selling, general and administrative expenses is primarily attributable to the increase in advertising expenses.

         Net Income

         There was a slight decrease in net income for the three months ended February 28, 1999 as compared to the three months ended February 28, 1998. The increase in the nine months ended February 28, 1999 compared to February 28, 1998 can be attributed to the increase in operating revenues, and the increase in gross profit on some larger jobs.

         Liquidity and Capital Resources

         EHI had working capital of approximately $1,025,000 and a ratio of current assets to current liabilities of approximately 1.9:1 at February 28, 1999. This compares with working capital of approximately $ 1,100,000 and a ratio of current assets to current liabilities of approximately 2:1 at February 28, 1998. For the nine months ended February 28, 1999, the increase in cash and equivalents was approximately $106,000. Cash was used in investing activities of approximately $260,000 for the purchase of property and equipment. Offsetting this cash utilization was approximately $237,000 of proceeds from the issuance of notes, offset by the payment of long-term debt and notes of approximately $129,000.

         Cash generated from operations and selected borrowings provide the major source of funds for the growth of the business including working capital and additions to property and equipment. Current financial resources (working capital and short-term borrowing arrangements) and anticipated funds from operations are expected to be adequate to meet cash requirements in the year ahead. EHI has a $250,000 credit line which it has not used.

         Forward Looking Statements

         This Management's Discussion and Analysis contains certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in any such forward-looking statements. Such factors include, but are not limited to, adverse changes in general economic conditions, including changes in the specific markets for EHI's services, adverse business conditions, decreased or lack of growth in the mechanical, electrical and facilities services industries, increased competition, pricing pressures, risks associated with foreign operations and other factors.

                              EQUIVALENT SHARE DATA
                              ---------------------

The following summary presents comparative historical audited and unaudited per share data for both Hotelecopy and EHI, pro forma per share information for Hotelecopy, and pro forma equivalent per share information for EHI. The Pro Forma adjustment for common stock asumes the merger was effective as of May 31, 1998 and was accounted for as a reverse acquisition purchase based upon guidelines promulgated by the Securities and Exchange Commission. As a result of the purchase treatment, goodwill and a deferred tax asset have been recognized, and the accumulated deficit of Hotelecopy, Inc. has been eliminated, based on percentages of Hotelecopy, Inc. not owned by Edd and Carol Helms before the merger. Hotelecopy's pro forma amounts represent the combined pro forma results of Hotelecopy and EHI, and the EHI pro forma equivalent amounts are computed by multiplying the Hotelecopy pro forma amounts by a factor of 2178.6363 to reflect the exchange ratio in the merger of 2178.6363 shares of Hotelecopy common stock for each share of EHI common stock. The data presented should be read in conjunction with the historical financial statements and the related notes thereto included elsewhere herein or incorporated by reference herein.

                                  Nine months ended February 28, 1999      Fiscal year ended May 31, 1998
                                  -------------------------------------    ---------------------------------
Net income per common share:

      Hotelecopy pro forma
       combined:
       before extraordinary items       0.01                                     0.01
       extraordinary items              0.01                                     0.17
        proforma adjustment             0.01
                                  -----------                              -----------
       combined                         0.03                                     0.18
                                  -----------                              -----------

      EHI proforma equivalent:
       before extraordinary items       0.03                                     0.02
       extraordinary items                                                       0.00
                                  -----------                              -----------
       combined                         0.03                                     0.02
                                  -----------                              -----------

Historical Net Income(Loss) per common share:
      Hotelecopy
-----------------------
          before extraordinary item    (0.05)                                   (0.03)
          extraordinary item            0.07                                     1.12
      Net Income( loss) per common
                                  -----------                              -----------
         share                          0.02                                     1.09
                                  -----------                              -----------
      EHI
------------
         before extraordinary item     55.84                                    36.09
         extraordinary item                                                      2.87
     Net income per common
                                  -----------                              -----------
        share                          55.84                                    38.96
                                  -----------                              -----------


Cash dividends per common share:
            No dividends have been paid since inception and the Company does not anticipate paying any dividends in the foreseeable future and intends to retain earnings, if any,to provide funds for general purposes and the expansion of the Company's business.

-----------------------------------------------------------------------
                                             Nine months ended             Fiscal year ended
                                             February 28,                      May 31,
                                             --------------------------    -----------------
                                                1999                          1998

Book value (deficiency in assets)
per common share(period end):

     Hotelecopy (deficiency in assets)            (0.06)                        (0.08)

     EHI                                         274.95                        217.26
     proforma combined                             0.03                          0.03
     Hotelecopy pro forma combined                 0.13                          0.10

     EHI pro forma equivalent                      0.15                          0.12


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                       OWNERS AND MANAGEMENT OF HOTELECOPY

         At the close of business on the record date for Hotelecopy's shareholders' meeting, Hotelecopy had outstanding 1,933,318 shares of Hotelecopy common stock, each of which entitles the holder to one vote. Voting is not cumulative.

         The following table provides information as of the record date for Hotelecopy's shareholders' meeting, with respect to (a) any person known to Hotelecopy to be the beneficial owner of five percent or more of the outstanding shares of Hotelecopy common stock, (b) each Director and certain executive officers of Hotelecopy, and (c) all Directors and executive officers as a group. For the purpose of computing the percentage of the shares of Hotelecopy common stock owned by each person or group listed in this table, any shares not outstanding which are subject to options or warrants exercisable within 60 days have been deemed to be outstanding and owned by such person or group, but have not been deemed to be outstanding for the purpose of computing the percentage of the shares of Hotelecopy common stock owned by any other person. Except as otherwise indicated below, each of the persons named below is believed by Hotelecopy to possess sole voting and investment power with respect to the shares of Hotelecopy common stock beneficially owned by such person.



                                                      CURRENT                                 POST MERGER
                                       Amount and Nature of      Percent of       Amount and Nature of        Percent of
       Name and Address(4) of        Beneficial Ownership of        Class       Beneficial Ownership of         Class
          Beneficial Owner            Shares of Common Stock     Outstanding     Shares of Common Stock      Outstanding

W. Edd Helms, Jr.                    850,567 (1)                    44.0%             10,473,604(1)(6)           83.2%
L. Wade Helms                        2,147 (2)                      **                     2,147(2)              **
Carol Helms                          - - (3)                        **                    65,358(3)                .5%(3)
All Officers and Directors           852,714 (1)(5)                 44.1%             10,541,109(5)              83.7%

** Less than 1%


(1) Includes 10,890 shares owned by his daughters, 2,500 shares owned beneficially with his wife and 204,800 shares which were previously owned by EHI, and which were transferred on April 30, 1998 from EHI to W. Edd Helms, Jr.

(2) L. Wade Helms shares voting and investment power of 887 shares with his wife, Vicki, and has sole voting and investment power with respect to 1,260 shares. Does not include an Incentive Stock Option to purchase 25,077 shares of Hotelecopy common stock or interests beneficially owned post-merger through participation in EHI's ESOP.

(3) Carol Helms, a Director of Hotelecopy, is the wife of W. Edd Helms, Jr., and the mother of two daughters who own a total of 10,890 shares of Hotelecopy common stock. She disclaims any interest in the shares beneficially owned by her husband and her daughters. Does not include an option to purchase 1,000 shares of Hotelecopy common stock. Includes 65,358 shares beneficially owned post-merger through participation in EHI's ESOP.

(4) The address of W. Edd Helms, Jr., L. Wade Helms and Carol Helms is 17850 N.E. 5th Avenue, Miami, Florida 33162.

(5) See notes (1) through (3) for details with respect to the three current directors and officers.


(6) Includes 272,330 shares owned by EHI's ESOP attributed to W. Edd Helms, Jr. beneficially.
                                       25

                       MARKET FOR HOTELECOPY COMMON STOCK

         Hotelecopy common stock was traded on the over-the-counter market on the National Association of Securities Dealers, Inc., under the NASDAQ symbol "FAXMC" through December 1, 1992. On December 2, 1992, Hotelecopy common stock was delisted from the NASDAQ Small-Cap Market. Effective December 2, 1992, Hotelecopy common stock was traded on the OTC Bulletin Board under the symbol FAXM. Consequently, there is currently no established public trading market for Hotelecopy common stock. In order to obtain bid quotations for Hotelecopy common stock, it is necessary to contact certain broker/dealers, if any, that make a market in Hotelecopy common stock. Hotelecopy is not aware of any such broker/dealers.

         The following tables set forth, for the periods indicated, the range of high and low closing bid and ask prices for the Common Stock from June 1996 through March 26, 1999, which is the date that Hotelecopy's Board of Directors approved the Merger (the "Board Approval"). These quotations represent prices between dealers, do not include retail markups, markdowns, or commissions and do not represent actual transactions. In both years 1997 and fiscal 1998, and as of the Board Approval, there was little trading in the Hotelecopy common stock and Hotelecopy was unable to ascertain any bid quotations or any actual prices paid for the Hotelecopy common stock in any specific transactions. Consequently, Hotelecopy is not able to state with any certainty the range of bid and ask quotations for fiscal 1998 or as of the Board Approval.


                           Year Ended                        Year Ended
                          May 31, 1998                      May 31, 1997

                     High              Low              High             Low

First Quarter        .0125            .0125              .10             .05
Second Quarter             No Trading                        No Trading
Third Quarter              No Trading                        No Trading
Fourth Quarter             No Trading                        No Trading

                                      As of March 26, 1999
                              High                               Low
                                            No Trading


      On the record date for Hotelecopy's shareholders' meeting, there were approximately 420 holders of record of 1,933,318 shares of Hotelecopy common stock. This number does not include any adjustment for stockholders owning Hotelecopy common stock in "Street" name. Hotelecopy has not paid dividends since its inception, does not anticipate paying any dividends in the foreseeable future and intends to retain earnings, if any, to provide funds for general corporate purposes and the expansion of Hotelecopy's business. Florida law restricts the payment of dividends for corporations with a deficiency in assets.

                         RIGHTS OF DISSENT AND APPRAISAL

         Holders of shares of Hotelecopy common stock who follow the procedures set forth in Section 607.1320 of the FBCA are entitled to dissenters' rights under Sections 607.1301, 607.1302 and 607.1320 of the FBCA, which FBCA Sections are reprinted in their entirety in Exhibit B to this Proxy Statement. All references in Sections 607.1301, 607.1302 and 607.1320 and in this summary to a "shareholder" are to the record holders of the shares of Hotelecopy common stock as to which dissenters' rights are asserted. A person having a beneficial interest in shares of Hotelecopy common stock that are held of record in the name of another person, such as a broker or nominee, must act promptly to cause the recordholder to follow the steps summarized below properly and in a timely manner to perfect whatever dissenters' rights the beneficial owner may have.

         Holders of shares of Hotelecopy common stock who follow the procedure set forth in Section 607.1320 of the FBCA ("Section 607.1320") will be entitled to receive payment of the "fair value" of their shares of Hotelecopy common stock. Under the FBCA, "fair value" will be the value of the shares of Hotelecopy common stock as of the close of business on the date prior to the date of shareholder approval of the Merger, excluding any appreciation or depreciation in anticipation of the Merger, unless exclusion would be inequitable.

         Under Section 607.1320, where a merger is to be submitted for approval at a meeting of shareholders, the corporation, not less than ten nor more than sixty days prior to the meeting, must notify each of its shareholders of the proposed shareholders' meeting. The notice shall also state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, and contain or be accompanied by a copy or summary of the merger agreement. Furthermore, the notice shall contain a clear and concise statement that, if the plan of merger is effected, the shareholders dissenting therefrom may be entitled, if they comply with the provisions of the FBCA regarding the rights of dissenting shareholders, to be paid the fair value of their shares, and shall be accompanied by a copy of Sections 607.1301, 607.1302 and 607.1320 of the FBCA. This Proxy Statement shall constitute such notice to the shareholders of Hotelecopy, and the Merger Agreement and the applicable statutory provisions of the FBCA are attached to this Proxy Statement as Exhibits A and B.

         The following discussion is not a complete statement of the law pertaining to dissenters' rights under the FBCA and is qualified in its entirety by the full text of Sections 607.1301, 607.1302 and 607.1320 of the FBCA attached to this Proxy Statement. Any shareholder who wishes to exercise dissenters' rights or who wishes to preserve his right to do so, should review the following discussion and Exhibit B carefully, because failure to timely and properly comply with the procedures specified will result in the loss of dissenters' rights under the FBCA.

         Each shareholder who wishes to assert dissenters' rights must (a) deliver to Hotelecopy, before the taking of the vote on the Merger, a written notice of his intent to demand payment for his shares of Hotelecopy common stock if the proposed Merger is effectuated, and (b) not vote his shares of Hotelecopy common stock in favor of the proposed Merger. Because an executed proxy which does not contain voting instructions will, unless revoked, be voted for the Merger, a shareholder who votes by proxy and who wishes to exercise his dissenters' rights must (a) vote against the Merger, or (b) abstain from voting on the Merger. A vote against the Merger, in person or by proxy, will not in and of itself constitute a written notice of intent to demand payment for shares of Hotelecopy common stock satisfying the requirements of Section 607.1320.

         Only a holder of record of Hotelecopy common stock is entitled to assert dissenters' rights for the shares registered in that holder's name. A notice of intent to demand payment for shares of Hotelecopy common stock must be exercised by or on behalf of the holder of record, fully and correctly, as his name appears on his stock certificates. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the notice should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the notice should be executed by or on behalf of all joint owners. An authorized agent, including one or two or more joint owners, may execute a notice on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the notice, the agent is acting as agent for such owner or owners. A record holder, such as a broker, who holds shares as nominee for several beneficial owners may exercise dissenters' rights with respect to the shares held for one or more beneficial owners while not exercising such rights with respect to the shares held for other beneficial owners. In such case, the notice should set forth the number of shares of Hotelecopy common stock as to which dissenters' rights are sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner. Shareholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise dissenters' rights are urged to consult with their brokers to determine the appropriate procedures for the making of a notice of intent to demand payment for such shares.

         Within ten days after the date of shareholder approval of the Merger, Hotelecopy must give written notice of adoption of the Merger Agreement to each shareholder who filed a notice of intent to demand payment for his shares. Within twenty days after the giving of such notice to the shareholder by Hotelecopy, any shareholder who elects to dissent must file with Hotelecopy a notice of such election, stating the shareholder's name and address, the number of shares as to which the shareholder dissents, and a demand for payment of the fair value of the shareholder's shares. Any shareholder filing an election to dissent shall deposit his stock certificates with Hotelecopy simultaneously with the filing of the election to dissent.

         Within ten days after the expiration of the period in which shareholders may file their notices of election to dissent, or within ten days after the Merger is effected, whichever is later (but in no case later than ninety days from the date of shareholder approval of the Merger), Hotelecopy must make a written offer to each dissenting shareholder who has made a demand as provided in Section 607.1320 to pay an amount Hotelecopy estimates to be the fair value for such shares. The fair value determined will reflect the value of the Hotelecopy shares prior to the Merger. Such notice and offer shall be accompanied by (a) a balance sheet of Hotelecopy as of the latest available date, and (b) a profit and loss statement of Hotelecopy for the 12-month period ended on the date of such balance sheet. Any shareholder who has duly filed a notice of election to dissent in compliance with Section 607.1320 will thereafter be entitled only to payment of the fair value of the shareholder's shares and will not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by Hotelecopy to pay for the shareholder's shares. After such offer, no such notice of election may be withdrawn unless Hotelecopy consents.

         If within thirty days after the making of such offer by Hotelecopy, any shareholder accepts the same, payment for the shareholder's shares of Hotelecopy common stock will be made within ninety days after the making of such offer or the consummation of the Merger, whichever is later. Upon payment of the agreed value, the dissenting shareholder will cease to have any interest in such shares.

         If Hotelecopy fails to make an offer for the fair value of the shares of Hotelecopy common stock within the period specified above, or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of thirty days thereafter, then Hotelecopy, within thirty days after receipt of written demand from any dissenting shareholder given within sixty days after the date on which the Merger was effected, shall, or at its election at any time within such period of sixty days may, file an action in any court of competent jurisdiction in Broward County, Florida requesting the fair value of such shares to be determined. The court shall also determine whether each dissenting shareholder, as to whom Hotelecopy requests the court to make such determination, is entitled to receive payment for the shareholder's shares. If Hotelecopy fails to institute such a proceeding, any dissenting shareholder may do so in the name of Hotelecopy. All dissenting shareholders (whether or not residents of the State of Florida), other than shareholders who have agreed with Hotelecopy as to the value of their shares, shall be made parties to the proceeding. Hotelecopy must pay to each dissenting shareholder the amount found to be due the shareholder within ten days after final determination of the proceedings. Upon payment of the judgement, the dissenting shareholders will cease to have any interest in such shares.

         Shareholders considering seeking dissenters' rights should be aware that the fair value of their shares of Hotelecopy common stock as determined under Section 607.1320 could be the same as, less than, or more than, the consideration they would receive pursuant to the Merger Agreement if they did not seek to demand payment of their shares. Any judicial determination of the "fair value" of Hotelecopy common stock can be based on numerous considerations, including, but not limited to, the market value of Hotelecopy common stock prior to the Merger and the net asset value and earnings value of Hotelecopy prior to the Merger. The costs and expenses of any judicial proceeding will be determined by the court and will be assessed against Hotelecopy, but all or any part of such costs and expenses maybe apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom Hotelecopy has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious or not in good faith

         Failure to follow the steps required by Section 607.1320 for perfecting dissenters' rights may result in the loss of such rights, in which event a shareholder will be entitled to receive the Merger consideration.


                           FORWARD LOOKING STATEMENTS

         Forward-looking statements in this Proxy Statement, including statements concerning Year 2000 effects on Hotelecopy and EHI, are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Hotelecopy wishes to advise readers that actual results may differ substantially from such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.


                     ACCOUNTANTS TO BE AVAILABLE AT MEETING

         Representatives of Dohan and Company, CPAs, Hotelecopy's independent public accountants, are expected to be present at the Meeting and will be accorded an opportunity to make a statement should they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to be presented for action at the Meeting. However, it any other matter is properly presented, it is the intention of the person named in the enclosed form of proxy to vote in accordance with his judgment on such matter.


                         ANNUAL REPORTS TO SHAREHOLDERS

         Hotelecopy's Annual Report on Form 10-KSB, including financial statements for the fiscal year ended May 31, 1998, is available upon request through its corporate office.


                              SHAREHOLDER PROPOSALS

         Hotelecopy did not hold an annual meeting of shareholders in fiscal 1998. It is anticipated that Hotelecopy's fiscal 1999 annual meeting of shareholders will be held in early November 1999. Shareholders who intend to present proposals at the fiscal 1999 annual meeting must submit their proposals to the Secretary of Hotelecopy within a reasonable period of time prior to the meeting.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR SHAREHOLDING MAY BE.


                                              By Order of the Board of Directors


                                              W. Edd Helms, Jr.
                                              President



Miami, Florida
June ____, 1999

Attachments:

Appendix A:   (1) Agreement and Plan of Merger
              (2) Articles of Merger
              (3) Plan of Merger
              (4) Amendment to Hotelecopy's Articles of Incorporation

Appendix B:   Florida Business Corporation Act provisions regarding rights of dissenting shareholders

Appendix C:   Hotelecopy Financial Statements

Appendix D:   EHI Financial Statements

Appendix E:   Pro Forma Financial Statements

                                   APPENDIX A
                                       (1)

                                MERGER AGREEMENT
              BETWEEN HOTELECOPY, INC. AND EDD HELMS, INCORPORATED

                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT entered into as of March 26, 1999 by and between Hotelecopy, Inc., a Florida corporation ("Hotelecopy"), and Edd Helms, Inc., a Florida corporation ("EHI"). Hotelecopy and EHI are referred to collectively herein as the "Parties".

                              Preliminary Statement

         This Agreement contemplates a tax-free merger of EHI with and into Hotelecopy. The EHI Shareholders will receive capital stock in Hotelecopy in exchange for their capital stock in EHI.

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

         1. Definitions.

         "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

         "Articles and Plan of Merger" has the meaning set forth in ss.2(c) below.

         "Closing" has the meaning set forth in ss.2(b) below.

         "Closing Date" has the meaning set forth in ss.2(b) below.

         "Confidential Information" means any information concerning the businesses and affairs of EHI and its Subsidiaries that is not already generally available to the public.

         "Conversion Ratio" has the meaning set forth in ss.2(d)(v) below.

         "Disclosure Schedule" has the meaning set forth in ss.3 below.

         "Dissenting Share" means any Hotelecopy Share which is held of record by any Shareholder who or which has exercised his or its appraisal rights under the FBCA.

         "EHI" has the meaning set forth in the preface above.

         "EHI Share" means any share of the Common Stock, $1.00 per share par value, of EHI.

         "EHI Shareholder" means any Person who or which holds any EHI Shares.

         "Effective Time" has the meaning set forth in ss.2(d)(i) below.

         "FBCA" means the Florida Business Corporation Act, Chapter 607, Florida Statutes, as amended.

         "GAAP" means United States generally accepted accounting principles as in effect from time to time.

         "Hotelecopy" has the meaning set forth in the preface above.

         "Hotelecopy Share" means any share of the Common Stock, $.01 per share par value, of Hotelecopy.

         "IRS" means the Internal Revenue Service.

         "Knowledge of EHI" means the actual knowledge of any current executive officer of Edd Helms, Incorporated. without independent investigation.

         "Knowledge of Hotelecopy" means the actual knowledge of any current executive officer of Hotelecopy.

         "Material" and "Materiality" means exceeding $50,000.

         "Material Agreements" means those agreements listed on Schedule 3(d).

         "Merger" has the meaning set forth in ss.2(a) below.

         "Most Recent Fiscal Quarter End" has the meaning set forth in ss.3(e) below.

         "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

         "Party" has the meaning set forth in the preface above.

         "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

         "Proxy Statement" means the proxy statement prepared by Hotelecopy in connection with the Special Hotelecopy Meeting.

         "Requisite Hotelecopy Shareholder Approval" means the affirmative vote of the holders of a majority of the Hotelecopy Shares in favor of this Agreement and the Merger.

         "Requisite EHI Shareholder Approval" means the affirmative vote of the holders of a majority of the EHI Shares in favor of this Agreement and the Merger.

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

         "Special Hotelecopy Meeting" has the meaning set forth in ss.5(c)(ii) below.

         "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

         "Surviving Corporation" has the meaning set forth in ss.2(a) below,

         2. Basic Transaction.

           (a) The Merger. On and subject to the terms and conditions of this Agreement, EHI will merge with and into Hotelecopy (the "Merger") at the Effective Time. Hotelecopy shall be the corporation surviving the Merger (the "Surviving Corporation").

           (b) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Berger Davis & Singerman, in Fort Lauderdale, Florida, commencing at 9:00 a.m. local time on the first business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date").

           (c) Actions at the Closing. At the Closing, (i) EHI will deliver to Hotelecopy the various certificates, instruments, and documents referred to in ss.6(a) below, (ii) Hotelecopy will deliver to EHI the various certificates, instruments, and documents referred to in ss.6(b) below, and (iii) Hotelecopy and EHI will file with the Secretary of State of the State of Florida the Articles and Plan of Merger in the forms attached hereto as Composite Exhibit B (the "Articles and Plan of Merger").

           (d) Effect of Merger.

               (i) General. The Merger shall become effective at the time (the "Effective Time") that Hotelecopy and EHI file the Articles and Plan of Merger with the Secretary of State of the State of Florida. The Merger shall have the effect set forth in the FBCA. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either Hotelecopy or EHI in order to carry out and effectuate the transactions contemplated by this Agreement.

               (ii) Articles of Incorporation. The Articles of Incorporation of Hotelecopy in effect at and as of the Effective Time will remain the Articles of Incorporation of the Surviving Corporation without any modification or amendment in the Merger other than as set forth in the Plan of Merger filed with the Florida Secretary of State.

               (iii) Bylaws. The Bylaws of Hotelecopy in effect at and as of the Effective Time will remain the Bylaws of the Surviving Corporation without any modification or amendment in the Merger.

               (iv) Directors and Officers. The directors and officers of Hotelecopy in office at and as of the Effective Time will remain the directors and officers of the Surviving Corporation (retaining their respective positions and terms of office).

               (v) Conversion of the EHI Shares. At and as of the Effective Time, each EHI Share shall be converted into the right to receive 2178.6363 Hotelecopy Shares (the ratio of 2178.6363 Hotelecopy Shares for each one EHI Share is referred to herein as the "Conversion Ratio"); provided, however, that the Conversion Ratio shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of Hotelecopy Shares or EHI Shares outstanding. No EHI Share shall be deemed to be outstanding or to have any rights other than those set forth above in this ss.2(d)(v) after the Effective Time.

               (vi) Hotelecopy Shares. Each Hotelecopy Share issued and outstanding at and as of the Effective Time will remain issued and outstanding.

            (e) Procedure for Payment.

               (i) Immediately after the Effective Time, Hotelecopy will issue stock certificates to the holders of EHI Shares that, in the aggregate, represent the number of Hotelecopy Shares equal to the product of (A) the Conversion Ratio times (B) the number of outstanding EHI Shares; and Hotelecopy will cause to be mailed a letter of transmittal to each record holder of outstanding EHI Shares for the holder to use in surrendering the certificates which represented his or its EHI Shares in exchange for a certificate representing the number of Hotelecopy Shares to which he or it is entitled.

               (ii) Hotelecopy will not pay any dividend or make any distribution on Hotelecopy Shares (with a record date at or after the Effective
Time) to any record holder of outstanding EHI Shares until the holder of such EHI Shares surrenders for exchange his or its certificates which represented EHI Shares. No holder of outstanding EHI Shares be entitled to any interest or earnings on the dividend or distribution pending receipt of any such funds.

           (f) Closing of Transfer Records. After the close of business on the Closing Date, transfers of EHI Shares outstanding prior to the Effective Time shall not be made on the stock transfer books of the Surviving Corporation.

         3. Representations and Warranties of EHI. EHI represents and warrants to Hotelecopy that the statements contained in this ss.3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ss.3), except as set forth in the disclosure schedule accompanying this Agreement (the "Disclosure Schedule").

           (a) Organization, Qualification, and Corporate Power. EHI's Subsidiaries are Edd Helms Air Conditioning, Inc. and Edd Helms Electrical Contracting Inc. Each of EHI and its Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida; except that EHI is in the process of merging Edd Helms Electrical Contracting, Inc. with and into EHI. EHI and each of its Subsidiaries is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a Material adverse effect on the financial condition of EHI and its Subsidiaries taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. EHI and each of its Subsidiaries has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

           (b) Capitalization. The entire authorized capital stock of EHI consists of 20,000 EHI Shares, of which 4,930 EHI Shares are issued and outstanding. All of the issued and outstanding EHI Shares have been duly authorized and are validly issued, fully paid, and nonassessable. Except for shares issued under EHI's employee stock option plan, information concerning which was previously made available to Hotelecopy, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require EHI to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the EHI Shares.

           (c) Authorization of Transaction. EHI has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. EHI has obtained the Requisite EHI Shareholder Approval. This Agreement constitutes the valid and legally binding obligation of EHI, enforceable in accordance with its terms and conditions.

           (d) Material Agreements; Noncontravention. Schedule 3(d) lists agreements to which EHI or either of its Subsidiaries is a party and which involve more than $50,000 in payments annually to or by EHI or either of its Subsidiaries ("Material Agreements"). To the Knowledge of EHI, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of EHI and its Subsidiaries is subject or any provision of the charter or bylaws of any of EHI and its Subsidiaries or (ii) except as set forth in Schedule 3(d), conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any Material Agreement (or result in the imposition of any Security Interest upon any of EHI's or its Subsidiaries' assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a Material adverse effect on the financial condition of EHI and its Subsidiaries taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. Other than in connection with the provisions of the FBCA, the Securities Exchange Act, the Securities Act, and the state securities laws, none of EHI and its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a Material adverse effect on EHI and its Subsidiaries taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

           (e) Events Subsequent to Most Recent Fiscal Quarter End. Since February 28, 1999 (the "Most Recent Fiscal Quarter End"), there has not been any Material adverse change in the business, financial condition, operations or results of operations of EHI and its Subsidiaries taken as a whole.

           (f) Undisclosed Liabilities. To the Knowledge of EHI, none of EHI and its Subsidiaries has any Material liability (whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes, except for (i) liabilities set forth on the face of the balance sheet dated as of the Most Recent Fiscal Quarter End or in the notes thereto, and (ii) liabilities which have arisen after the Most Recent Fiscal Quarter End in the Ordinary Course of Business.

           (g) Brokers' Fees. None of EHI and its Subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

           (h) Financial Statements. EHI has provided Hotelecopy with a true and complete copy of the Consolidated Balance Sheets of Edd Helms Incorporated and Subsidiaries as at May 31, 1998 and 1997, and as at February 28, 1999, and the related Consolidated Statements of income and retained earnings, comprehensive income and cash flows for the periods then ended (the "Financial Statements"). The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of EHI and its Subsidiaries as of the indicated dates, and the results of operations of EHI and its Subsidiaries for the indicated periods, and are correct and complete in all material respects;

provided, however, that the February 28, 1999 Financial Statements are subject to normal year-end adjustments.

           (i) Disclosure. None of the information that EHI will supply Hotelecopy specifically for use in the Proxy Statement will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading.

         4. Representations and Warranties of Hotelecopy. Hotelecopy represents and warrants to EHI that the statements contained in this ss.4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ss.4), except as set forth in the Disclosure Schedule.

           (a) Organization. Hotelecopy has one Subsidiary, Hoteleticket, Inc. Each of Hotelecopy and its Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

           (b) Capitalization. The entire authorized capital stock of Hotelecopy consists of 10,000,000 Hotelecopy Shares, of which 1,933,318 Hotelecopy Shares are issued and outstanding. Upon the approval of its shareholders, Hotelecopy will file an amendment to its articles of incorporation increasing its authorized shares to 20,000,000 shares of common stock. Subject to the filing of such amendment, all of the Hotelecopy Shares to be issued in the Merger will have been duly authorized and, upon consummation of the Merger, will be validly issued, fully paid, and nonassessable.

           (c) Authorization of Transaction. Hotelecopy has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that Hotelecopy cannot consummate the Merger unless and until it receives the Requisite Hotelecopy Shareholder Approval. Subject to receipt of the Requisite Hotelecopy Shareholder Approval, this Agreement constitutes the valid and legally binding obligation of Hotelecopy, enforceable in accordance with its terms and conditions.

           (d) Noncontravention. Neither Hotelecopy nor its Subsidiary is a party to any agreement which involves more than $50,000 in annual payments to or by Hotelecopy or its Subsidiary. To the Knowledge of Hotelecopy, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Hotelecopy is subject or any provision of the charter or bylaws of Hotelecopy. Other than in connection with the provisions of the FBCA, the Securities Exchange Act, the Securities Act, and the state securities laws, Hotelecopy does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement.

           (e) Brokers' Fees. Hotelecopy does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any of EHI and its Subsidiaries could become liable or obligated.

           (f) Disclosure. The Proxy Statement will comply with the Securities Act, the Securities Exchange Act and Florida state securities laws in all material respects. The Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading; provided, however, that Hotelecopy makes no representation or warranty with respect to any information that EHI will supply specifically for use in the Proxy Statement.

         5. Covenants. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

           (a) General. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in ss.6 below).

           (b) Notices and Consents. EHI will give any notices (and will cause each of its Subsidiaries to give any notices) to third parties, and will use its reasonable best efforts to obtain (and will cause each of its Subsidiaries to use its reasonable best efforts to obtain) any third party consents, that Hotelecopy reasonably may request in connection with the matters referred to in ss.3(d) above.

           (c) Regulatory Matters and Approvals. Each of the Parties will (and EHI and Hotelecopy each will cause its Subsidiaries to) give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in ss.3(d) and ss.4(d) above. Without limiting the generality of the foregoing:

               (i) Securities Act, Securities Exchange Act, and State Securities Laws. Hotelecopy will prepare and file with the SEC preliminary proxy materials under the Securities Exchange Act relating to the Special Hotelecopy Meeting. Hotelecopy will use its reasonable best efforts to respond to the comments of the SEC thereon and will make any further filings (including amendments and supplements) in connection therewith that may be necessary. EHI will provide Hotelecopy with whatever information and assistance in connection with the foregoing filings that Hotelecopy reasonably may request. Hotelecopy will take all actions that may be necessary under state securities laws in connection with the offering and issuance of the Hotelecopy Shares.

               (ii) FBCA. Hotelecopy will call a special meeting of its Shareholders (the "Special Hotelecopy Meeting") as soon as reasonably practicable so that the Shareholders may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the FBCA. Hotelecopy will mail the Proxy Statement to its Shareholders as soon as reasonably practicable. The Proxy Statement will contain the affirmative recommendation of Hotelecopy's board of directors in favor of the adoption of this Agreement and the approval of the Merger; provided, however, that no director or officer of Hotelecopy shall be required to violate any fiduciary duty or other requirement imposed by law in connection therewith.

           (d) No Registration or Listing of Hotelecopy Shares. Hotelecopy will not be required to file a registration statement with the SEC with respect to the Hotelecopy Shares that will be issued in the Merger nor to cause such Hotelecopy Shares to be approved for listing on any stock exchange, and therefore such shares will be "restricted securities" under applicable securities laws.

           (e) Operation of Business. Except as is contemplated by or disclosed in this Agreement, EHI will not (and will not cause or permit any of its Subsidiaries to) engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business, without the prior approval of Hotelecopy. Without limiting the generality of the foregoing:

               (i) except for the merger of Edd Helms Electrical Contracting, Inc. with and into EHI, none of EHI and its Subsidiaries will authorize or effect any change in its articles or bylaws;

               (ii) none of EHI and its Subsidiaries will grant any options, warrants, or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding);

               (iii) none of EHI and its Subsidiaries will declare, set aside, or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock;

               (iv) none of EHI and its Subsidiaries will issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;

               (v) none of EHI and its Subsidiaries will affirmatively permit any imposition of any Security Interest upon any of its assets outside the Ordinary Course of Business;

               (vi) none of EHI and its Subsidiaries will make any capital investment in, make any loan to, or acquire the securities or assets of any other Person outside the Ordinary Course of Business;

               (vii) none of EHI and its Subsidiaries will make any change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business; and

               (viii) none of EHI and its Subsidiaries will commit to do any of the foregoing.

           (f) Notice of Developments. Each Party will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in ss.3 and ss.4 above. No disclosure by any Party pursuant to this ss.5(f), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

           (g) Insurance and Indemnification.

               (i) Hotelecopy, as the Surviving Corporation in the Merger, will observe any indemnification provisions now existing in the Articles of Incorporation, bylaws or agreement of EHI for the benefit of any individual who served as a director or officer of EHI at any time prior to the Effective Time.

               (ii) Hotelecopy will indemnify each individual who served as a director or officer of EHI at any time prior to the Effective Time from and against any and all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including all court costs and reasonable attorneys' fees and expenses, resulting from, arising out of, relating to, in the nature of, or caused by this Agreement or any of the transactions contemplated herein.

         6. Conditions to Obligation to Close.

           (a) Conditions to Obligation of Hotelecopy. The obligation of Hotelecopy to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

               (i) EHI and its Subsidiaries shall have procured all third party consents necessary to consummate the Merger;

               (ii) the representations and warranties set forth in ss.3 above shall be true and correct in all material respects at and as of the Closing Date;

               (iii) EHI shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

               (iv) no action, suit, or proceeding shall be pending or threatened before any court or quasijudicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement,
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Surviving Corporation to own the former assets, to operate the former businesses, and to control the former Subsidiaries of EHI, or (D) affect adversely the right of any of the former Subsidiaries of EHI to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

               (v) this Agreement and the Merger shall have received the Requisite Hotelecopy Shareholder Approval; and

               (vi) all actions to be taken by EHI in connection with consummation of the transactions contemplated hereby and all instruments and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Hotelecopy.

       Hotelecopy may waive any condition specified in this ss.6(a) other than receipt of the Requisite Hotelecopy Shareholder approval, if it executes a writing so stating at or prior to the Closing.

           (b) Conditions to Obligation of EHI. The obligation of EHI to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

               (i) this Agreement and the Merger shall have received the Requisite Hotelecopy Shareholder Approval;

               (ii) the representations and warranties set forth in ss.4 above shall be true and correct in all material respects at and as of the Closing Date;

               (iii) Hotelecopy shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

               (iv) no action, suit, or proceeding shall be pending or threatened before any court or quasijudicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement,
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Surviving Corporation to own the former assets, to operate the former businesses, and to control the former Subsidiaries of Hotelecopy, or (D) affect adversely the right of any of the former Subsidiaries of Hotelecopy to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

               (v) all actions to be taken by Hotelecopy in connection with consummation of the transactions contemplated hereby and all instruments and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to EHI.

         EHI may waive any condition specified in this ss.6(b) other than receipt of the Requisite Hotelecopy Shareholder approval, if it executes a writing so stating at or prior to the Closing.

         7. Termination.

           (a) Termination of Agreement. Either of the Parties may terminate this Agreement with the prior authorization of its board of directors as provided below:

               (i) the Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Time;

               (ii) Hotelecopy may terminate this Agreement by giving written notice to EHI at any time prior to the Effective Time (A) in the event EHI has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Hotelecopy has notified EHI of this breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before June 30, 1999, by reason of the failure of any condition precedent under ss.6(a) hereof (unless the failure results primarily from Hotelecopy breaching any representation, warranty, or covenant contained in this Agreement);

               (iii) EHI may terminate this Agreement by giving written notice to Hotelecopy at any time prior to the Effective Time (A) in the event Hotelecopy has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, EHI has notified Hotelecopy of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before June 30, 1999, by reason of the failure of any condition precedent under ss.6(b) hereof (unless the failure results primarily from EHI breaching any representation, warranty, or covenant contained in this Agreement);

               (iv) any Party may terminate this Agreement by giving written notice to the other Party at any time after the Special Hotelecopy Meeting in the event this Agreement and the Merger fail to receive the Requisite Hotelecopy Shareholder Approval.

           (b) Effect of Termination. If any Party terminates this Agreement pursuant to ss.7(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in this Agreement shall survive any such termination.

         8. Miscellaneous.

           (a) Survival. None of the representations, warranties, and covenants of the Parties (other than the provisions in ss.2 above concerning issuance of the Hotelecopy Shares and the provisions in ss.5 above concerning indemnification) will survive the Effective Time.

           (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

           (c) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns; provided, however, that (i) the provisions in ss.2 above concerning issuance of the Hotelecopy Shares and are intended for the benefit of the EHI Shareholders and (ii) the provisions in ss.5 above concerning indemnification are intended for the benefit of the individuals specified therein and their respective legal representatives.

           (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

           (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

           (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

           (g) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

           (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at its primary business office, or such address as the recipient may specify from time to time, using any means (including personal delivery, expedited courier, messenger service, telecopy, telex, mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

           (i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

           (j) Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time with the prior authorization of their respective boards of directors; provided, however, that any amendment effected subsequent to Shareholder approval will be subject to the restrictions contained in the FBCA. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

           (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

           (l) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

           (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

           (n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.



                        [SIGNATURES FOLLOW ON NEXT PAGE]

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.


                                        HOTELECOPY, INC.

                                        By: /s/ Edd Helms
                                            -----------------------------------
                                        Name:   Edd Helms
                                             ----------------------------------
                                        Title:  President
                                              ---------------------------------


                                        EDD HELMS, INCORPORATED

                                        By:  /s/ Edd Helms
                                            -----------------------------------
                                        Name:    Edd Helms
                                             ----------------------------------
                                        Title:   President
                                              ---------------------------------

                                  SCHEDULE 3(d)

Listed below are the jobs that EHI and/or its Subsidiaries have agreed to complete, and that have a contract amount exceeding $50,000:

       Job #763     **                                        $159,900
       Job #767     **                                        $ 86,684
       Job #780     **                                        $190,339
       Job #789     **                                        $103,600
       Job #790     **                                        $132,640

---------------
** Names of Parties provided to Hotelecopy separately.

                                    APPENDIX A
                                       (2)


                               ARTICLES OF MERGER
                                       OF
                            EDD HELMS, INCORPORATED,
                              A FLORIDA CORPORATION
                                       AND
                                HOTELECOPY, INC.,
                              A FLORIDA CORPORATION


         Pursuant to the provisions of Sections 607.1101 and 607.1105 of the Florida Business Corporation Act (the "FBCA"), EDD HELMS, INCORPORATED, a Florida corporation, and HOTELECOPY, INC., a Florida corporation, adopt the following Articles of Merger for the purpose of merging Edd Helms Incorporated with and into Hotelecopy, Inc. (the "Merger").

FIRST: The Plan of Merger is attached hereto as Exhibit A and incorporated herein.

SECOND: The Merger is to be effective immediately upon filing of these Articles of Merger with the Florida Secretary of State.


THIRD: The Plan of Merger was adopted by the unanimous written consent of the shareholders of Edd Helms, Incorporated, dated March 26, 1999, and by a majority of the shareholders of Hotelecopy, Inc., at a shareholders' meeting held on June __, 1999, which vote was sufficient for its approval.



         IN WITNESS WHEREOF, each of the undersigned has caused these Articles of Merger to be signed in its corporate name on the ___________ day of _______________, 1999.



                                             EDD HELMS, INCORPORATED
                                             a Florida corporation

                                             By:
                                                -------------------------------
                                                W. Edd Helms, Jr.
                                                President


                                             HOTELECOPY, INC.,
                                             a Florida corporation

                                             By:
                                                -------------------------------
                                                W. Edd Helms, Jr.
                                                President

                                   APPENDIX A
                                       (3)

                                 PLAN OF MERGER


1.   Names of Merging Corporations

     Edd Helms, Incorporated, a Florida corporation ("EHI"), shall be merged with and into Hotelecopy, Inc., a Florida corporation ("Hotelecopy").

2.   Terms and Conditions of the Proposed Merger

     2.1 The Merger

     The Merger shall occur at the Effective Time, as defined below, at which time the separate existence of EHI shall cease. Hotelecopy shall be the surviving corporation (the "Surviving Corporation"). The name of the surviving corporation shall continue to be Hotelecopy, Inc., and Hotelecopy's corporate existence, with all of its purposes, powers and objects, shall continue unaffected and unimpaired by the Merger. (EHI and Hotelecopy are hereinafter sometimes collectively referred to as the "Constituent Corporations").

     2.2 The Surviving Corporation

     At the Effective Time of the Merger, the effect of the Merger shall be as provided in the applicable provisions of the Florida Business Corporation Act (the "FBCA").

     The identity, existence, purposes, powers, objects, franchises, privileges, rights and immunities of Hotelecopy shall continue unaffected and unimpaired by the Merger; and the corporate franchises, existence and rights of EHI shall be merged with and into Hotelecopy; and Hotelecopy, as the Surviving Corporation, shall be fully vested therewith.

     At the Effective Time of the Merger, the separate existence of EHI shall cease and, in accordance with the terms of the merger agreement, the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of a public as well as of a private nature, and all property, real, personal and mixed; and all debts due on whatever account, including subscriptions to shares, all taxes, including those due and owing and those accrued, and all other choses in action, and all and every other interest of or belonging to or due to EHI and Hotelecopy shall be taken and deemed to be transferred to, and vested in, the Surviving Corporation without further act or deed; and all property, rights and privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of EHI and Hotelecopy; and the title to any real estate, or interest therein, whether by deed or otherwise, vested in EHI and Hotelecopy, shall not revert or be in any way impaired by reason of the Merger.

     The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of EHI and Hotelecopy; and any claim existing, or action or proceeding pending, by or against EHI or Hotelecopy may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in their place. Neither the rights of creditors nor any liens upon the property of EHI or

Hotelecopy shall be impaired by the Merger; and all debts, liabilities and duties of EHI and Hotelecopy shall attach to the Surviving Corporation, and may be enforced against such Surviving Corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by such Surviving Corporation.

     The Constituent Corporations shall execute, deliver, acknowledge and record any and all documents necessary or appropriate to confirm and perfect the transfer of assets and property to the Surviving Corporation.

     2.3 Articles of Incorporation

     The Articles of Incorporation of Hotelecopy shall be amended by deleting
Article I in its entirety and replacing it with the following:

         "Article I: The name of the Corporation is Edd Helms Group, Inc."

     The Articles of Incorporation of Hotelecopy as in effect immediately prior to the Effective Time, as so amended, shall be the Articles of Incorporation of the Surviving Corporation until the same shall thereafter be altered, amended or repealed in accordance with the FBCA.

     2.4 Bylaws

     The Bylaws of Hotelecopy as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until the same shall thereafter be altered, amended or repealed in the manner provided in such Bylaws and in accordance with the FBCA.

3.   Manner and Basis of Converting Shares

     3.1 Conversion

     Each one (1) share of EHI common stock ("EHI Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, and without any action on the part of the holders thereof, automatically be converted into TWO THOUSAND ONE HUNDRED SEVENTY EIGHT and 6363/10000ths (2178.6363) fully paid and non-assessable shares of common stock of Hotelecopy ("Hotelecopy Stock") at the Effective Time of the Merger.

     3.2 Treasury Shares

     Any and all shares of EHI Stock held as treasury shares by EHI shall be canceled and retired at the Effective Time, and no consideration shall be delivered or paid in exchange therefor.

     3.3 Fractional Shares

     No fractional shares of Hotelecopy Stock will be issued as a result of the Merger. In lieu of issuing fractional shares, Hotelecopy will pay cash adjustments to the relevant holder of EHI Stock in respect of any fraction of a share of Hotelecopy Stock that would otherwise be issuable to such holder.

4.   Effective Date of the Merger

     The Merger shall become effective immediately upon the filing of Articles of Merger incorporating this Plan with the Florida Secretary of State (the "Effective Time").

                                   APPENDIX A
                                       (4)

                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                                HOTELECOPY, INC.

     1. The name of the Corporation is Hotelecopy, Inc.
     2. Article III, "AUTHORIZED SHARES," of the Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

                                  "ARTICLE III
                                AUTHORIZED SHARES

         The total authorized capital stock of this Corporation is 20,000,000 shares of Common Stock, par value $.01 per share."



     3. The foregoing amendment was approved by the Board of Directors of the Corporation by a Unanimous Written Consent signed by them on March 26, 1999, and was approved and adopted by a majority of the shareholders eligible to vote at a meeting held for such purpose on June __, 1999.
     4. There is only one voting group entitled to vote on the foregoing amendment. The number of votes cast for said amendment by said voting group was sufficient for approval by that voting group.
     IN WITNESS WHEREOF, the undersigned, as President of the Corporation, has executed these Articles of Amendment this _____ day of June __, 1999.





                                              ----------------------------------
                                              W. EDD HELMS, JR.
                                              President

                                   APPENDIX B


607.1320 Procedure for exercise of dissenters' rights.--

(1)(a) If a proposed corporate action creating dissenters' rights under s.
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

(b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

(a)  Such demand is withdrawn as provided in this section;

(b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

(c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

(d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

(a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

History.--s. 120, ch. 89-154; s. 35, ch. 93-281; s. 32, ch. 97-102.


607.1302 Right of shareholders to dissent.--

(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party:

1.  If the shareholder is entitled to vote on the merger, or

2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

(d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

(e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

(f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

History.--s. 119, ch. 89-154; s. 5, ch. 94-327; s. 31, ch. 97-102.


607.1301 Dissenters' rights; definitions.--The following definitions apply to ss. 607.1302 and 607.1320:

(1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

History.--s. 118, ch. 89-154.

                                   APPENDIX C

                         HOTELECOPY FINANCIAL STATEMENTS

                         HOTELECOPY, INC. AND SUBSIDIARY
                        CONSOLIDATED FINANCIAL STATEMENTS
                    For The Years Ended May 31, 1998 and 1997


                                 C O N T E N T S

                                                                                                                   Page
                                                                                                                   ----
INDEPENDENT AUDITOR'S REPORT                                                                                          1


CONSOLIDATED FINANCIAL STATEMENTS

   Consolidated Balance Sheets                                                                                        2

   Consolidated Statement of Operations                                                                               3

   Consolidated Statements of Cash Flows                                                                              4

   Consolidated Statements of Deficiency in Assets, Attributable to Common Stock                                      5

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                                                         6-11


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Board of Directors of Hotelecopy, Inc.
Miami, Florida

We have audited the accompanying consolidated balance sheets of Hotelecopy, Inc. and subsidiary as of May 31, 1998 and 1997, and the related consolidated statements of operations, cash flows and deficiency in assets attributable to common stock for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hotelecopy, Inc. and subsidiary as of May 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the consolidated financial statements, the Company has suffered recurring losses from operations, and has a deficiency in assets that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 8. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Dohan and Company, CPA's
Miami, Florida
August 5, 1998

HOTELECOPY, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
MAY 31,

--------------------------------------------------------------------------------------------------------------------------------
                                                                                             1998                      1997
                                                                                       ---------------             -------------
ASSETS
------

CURRENT ASSETS

 Cash and equivalents                                                                    $      23,934             $      20,995
 Restricted cash - certificate of deposit                                                       10,000                    10,000
 Accounts receivable, less allowance for
     doubtful accounts of $500 and $7,700                                                        3,966                     5,671
 Inventory                                                                                       2,855                    15,800
 Other                                                                                           5,856                     4,433
                                                                                       ---------------            --------------

     Total current assets                                                                       46,611                    56,899

PROPERTY AND EQUIPMENT (NOTE 2)                                                                      -                         -

DEPOSITS                                                                                         2,565                     2,565
                                                                                       ---------------           ---------------

     TOTAL ASSETS                                                                        $      49,176             $      59,464
                                                                                       ===============           ===============

LIABILITIES AND DEFICIENCY IN ASSETS ATTRIBUTABLE TO COMMON STOCK
-----------------------------------------------------------------

CURRENT LIABILITIES (NOTE 6)

 Accounts payable (Notes 5 and 6)                                                        $      88,400             $   1,114,510
 Notes payable in default (Note 6)                                                                   -                 1,057,197
 Note payable affiliate, in default (Note 6)                                                         -                    25,250
 Accrued liabilities (Note 6)                                                                  124,528                   138,033
                                                                                       ---------------           ---------------

     Total current liabilities                                                                 212,928                 2,334,990
                                                                                       ---------------           ---------------

COMMITMENTS AND CONTINGENCIES (NOTES 3, 5, 6 AND 8)

DEFICIENCY IN ASSETS ATTRIBUTABLE TO COMMON STOCK

Common stock, $.01 par value, 10,000,000 shares
    authorized: 1,933,318 shares issued and outstanding (Note 4)                                19,333                    19,333
Additional paid-in capital                                                                   6,213,341                 6,213,341
Accumulated deficit                                                                         (6,396,426)               (8,508,200)
                                                                                       ---------------           ---------------

     Total deficiency in assets attributable to common stock                                  (163,752)               (2,275,526)
                                                                                       ---------------           ---------------

     TOTAL LIABILITIES AND DEFICIENCY IN ASSETS
         ATTRIBUTABLE TO COMMON STOCK                                                    $      49,176             $      59,464
                                                                                       ===============           ===============

See accompanying notes.

HOTELECOPY, INC. & SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEARS ENDED MAY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           1998                       1997
                                                                                    ------------------           ---------------
REVENUES (NOTE 9)                                                                            $ 434,306                 $ 572,581
                                                                                    ------------------           ---------------

COSTS AND EXPENSES

   Cost of revenues                                                                            216,900                   320,062

   Payroll, payroll taxes and related benefits                                                  97,796                   219,453

   Occupancy costs (Note 3)                                                                     61,984                    72,543

   Other selling and administrative                                                            107,616                   103,952

   Abandonment loss (Note 2)                                                                         -                    60,290
                                                                                    ------------------           ---------------

         Total costs and expenses                                                              484,296                   776,300
                                                                                    ------------------           ---------------

Loss before extraordinary items                                                          (      49,990)              (   203,719)
                                                                                    ------------------           ---------------

EXTRAORDINARY ITEMS

Gain on extinguishment of debt, net of
   income taxes of $778,235 and $51,559 (Note 6)                                             1,383,529                    91,661

Tax benefit from utilization of net
   operating loss carryforwards (Note 7)                                                       778,235                    51,559
                                                                                    ------------------           ---------------

         Total extraordinary items                                                           2,161,764                   143,220
                                                                                    ------------------           ---------------

NET INCOME (LOSS)                                                                           $2,111,774                  $(60,499)
                                                                                    ==================           ===============

PER SHARE OF COMMON STOCK (BASIC AND DILUTED)

   Loss per common share before extraordinary items                                         $    (0.03)                $   (0.11)
                                                                                    ------------------           ---------------

   Extraordinary items                                                                     $      1.12                $     0.07
                                                                                    ------------------           ---------------

NET INCOME (LOSS) PER COMMON SHARE                                                         $      1.09                 $   (0.03)
                                                                                    ==================           ===============


WEIGHTED AVERAGE SHARES OUTSTANDING                                                          1,933,318                 1,933,318
                                                                                    ==================           ===============

See accompanying notes.
                                       3

HOTELECOPY, INC. & SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED MAY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           1998                       1997
                                                                                    -----------------            ---------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                           $2,111,774                 $(60,499)

Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:
   Provision for bad debts                                                                      (7,200)                       -
   Impairment of assets                                                                             -                    61,040
   Extinguishment of debt                                                                   (2,161,764)               ( 143,220)
Changes in operating assets and liabilities:
   Decrease in accounts receivable                                                               8,905                   12,223
   Decrease in inventory                                                                        12,945                    8,922
   (Increase) decrease in other current assets                                                  (1,423)                   1,829
   Increase in accounts payable, other than extinguishment                                      42,613                  126,057
   Decrease in accrued liabilities, other than extinguishment                                   (2,911)                 (13,502)
                                                                                         -------------            -------------

   CASH PROVIDED (USED) BY OPERATING ACTIVITIES AND
     INCREASE (DECREASE) IN CASH AND EQUIVALENTS                                                 2,939                   (7,150)

CASH AND EQUIVALENTS, BEGINNING                                                                 20,995                   28,145
                                                                                         -------------             -------------

CASH AND EQUIVALENTS, ENDING                                                                 $  23,934                $  20,995
                                                                                         =============             =============

See accompanying notes.
                                       4

HOTELECOPY, INC. & SUBSIDIARY
CONSOLIDATED STATEMENTS OF DEFICIENCY IN ASSETS
ATTRIBUTABLE TO COMMON STOCK
FOR THE YEARS ENDED MAY 31, 1998 AND MAY 31, 1997
--------------------------------------------------------------------------------------------------------------------------------

                                                                           Additional
                                               Common Stock                 Paid-in            Accumulated
                                       Shares               Amount           Capital             Deficit                Total
                                       ------               ------           -------             -------                -----
BALANCE, MAY 31, 1996                   1,933,318          $19,333          $6,213,341          $(8,447,701)        $(2,215,027)


NET LOSS                                                                                            (60,499)            (60,499)
                                    -------------    -------------       -------------        --------------      --------------


BALANCE, MAY 31, 1997                   1,933,318           19,333           6,213,341           (8,508,200)         (2,275,526)


NET INCOME                                                                                        2,111,774           2,111,774
                                    -------------    -------------       -------------       --------------      --------------


BALANCE, MAY 31, 1998                   1,933,318          $19,333          $6,213,341          $(6,396,426)        $  (163,752)
                                    =============    =============       =============        ==============      ==============

See accompanying notes.
                                       5

HOTELECOPY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MAY 31, 1998 AND 1997
--------------------------------------------------------------------------------

NOTE 1.     BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            Business Activity
            -----------------

            Hotelecopy, Inc. (the "Company") is a Florida corporation formed in July 1985, primarily to provide a worldwide facsimile transmission network with facsimile equipment located in various commercial and public locations throughout the United States and other countries.

            Basis of Consolidation
            ----------------------

            The consolidated financial statements include the accounts of the Company and its subsidiary, Hoteleticket, Inc. ("Hoteleticket"). Hoteleticket is a Florida corporation formed in 1988 to provide airline and other travel reservation services through automated ticket printers. Hoteleticket has discontinued its operating activities, however, it is still in compliance with relevant regulatory authorities, and its only expenses are those that are required in order to comply with those authorities. All significant intercompany accounts and transactions for the periods presented have been eliminated in consolidation.

            Revenue Recognition
            -------------------

            The Company recognizes its facsimile transmission usage revenue on the date of the transmission. Membership revenues are recognized ratably over the respective terms of the members' contracts.

            Inventory
            ---------

            Inventory consists of facsimile equipment and supplies and is valued at the lower of cost (using the first-in, first-out method) or market.

            Income Taxes
            ------------

            Income taxes are computed under the provisions of the Financial Accounting Standards Board (FASB) Statement No. 109 (SFAS No. 109), "Accounting for Income Taxes". Current and deferred taxes are allocated to members of the consolidated group by applying SFAS No. 109 to each member as if it were a separate taxpayer.

            Property and Equipment
            ----------------------

            Property and equipment, consisting of furnishings and facsimile equipment is stated at cost, less accumulated depreciation, while equipment not yet placed in service is carried at cost. Depreciation is begun when the assets are placed in service and computed using the straight-line method over the estimated useful lives of the assets, which range from five to ten years.

            Advertising
            -----------

            Advertising costs are expensed as incurred.

            Research and Development
            ------------------------

            Research and development costs are expensed as incurred.

NOTE 1.     BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

            Concentrations of Credit Risk
            -----------------------------

            The Company places equipment in hotels and extends credit based on an evaluation of the hotel's financial condition, without requiring collateral. Exposure to losses on receivables is principally dependent on the financial condition of each hotel. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses.

            Use of Estimates
            ----------------

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

            Impairment of Long-Lived Assets
            -------------------------------

            During fiscal 1997, the Company adopted FASB Statement No. 121 (SFAS No. 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of". SFAS No. 121 requires that impairment losses are to be recorded when long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset. Long-lived assets to be disposed of, if any, are reported at the lower of carrying amount or fair value less cost to sell. The Company's adoption of SFAS No. 121 resulted in a material impact on its financial position and results of operations for the year ended May 31, 1997 (see Note 2).

            Net Income (Loss) Per Common Share
            ----------------------------------

            Effective December 31, 1997, the Company adopted the provisions of FASB Statement No. 128 (SFAS No. 128), "Earnings Per Share". SFAS No. 128 requires companies to present basic earnings per share (EPS) and diluted EPS, instead of primary and fully diluted EPS presentations that were formerly required by Accounting Principles Board Opinion No. 15, "Earnings Per Share". Basic EPS is computed by dividing net income or loss by the weighted average number of common shares outstanding during each year. For the Company, diluted EPS does not include the effect of potential stock option exercises which would have an anti-dilutive effect, therefore EPS amounts for all periods reflect the provisions of SFAS No. 128.

            Cash and Equivalents
            --------------------

            The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

            Restricted Cash
            ---------------

            The Company has a certificate of deposit that collateralizes a $10,000 irrevocable letter of credit. The letter of credit may be terminated annually at the Company's option.

NOTE 1.     BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

            Fair Value of Financial Instruments
            -----------------------------------

            Cash, receivables, accounts payable, debt, accrued expenses and other liabilities are carried at amounts which reasonably approximate their fair value due to the short-term nature of these amounts or due to variable rates of interest which are consistent with current market rates.

            Recent Accounting Pronouncements
            --------------------------------

            In June 1997, the FASB issued Statement No. 130, "Reporting Comprehensive Income", which establishes standards for reporting and display of comprehensive income and its components (revenue, expenses, gains and losses) in a separate full set of general-purpose financial statements. The provisions of this statement are effective for fiscal years beginning after December 15, 1997. Management believes that the Company does not have items of a material nature that would require presentation in a separate statement of comprehensive income.

            In June 1997, the FASB also issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information", which establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires those enterprises to report selected information about operating segments in interim financial reports issued to shareholders. The provisions of this statement are effective for fiscal years beginning after December 15, 1997. Management believes that the Company currently does not have items of a material nature which would require segment disclosure.

NOTE 2.     PROPERTY AND EQUIPMENT

            Property and equipment consisted of the following at May 31:

                                                                                                 1998                   1997
                                                                                            ---------------      ---------------
             Facsimile equipment                                                             $      449,645        $     512,291
             Office and other equipment                                                              46,821               46,821
                                                                                            ---------------       --------------
                                                                                                    496,466              559,112
             Less accumulated depreciation                                                          496,466              559,112
                                                                                            ---------------       --------------

             Property and equipment, net book value                                          $            -        $           -
                                                                                            ===============       ==============

             During the year ended May 31, 1997, the Company charged-off and abandoned impaired assets with a net value of $60,290. There was no depreciation expense in either year.

NOTE 3.      RELATED PARTY TRANSACTIONS AND COMMITMENT

            In June 1997, the Company and its subsidiary leased their operating facilities from a Partnership controlled by its President pursuant to a non-cancelable lease expiring May of 1998. Rent expense was approximately $61,900 and $72,500 for the years ended May 31, 1998 and 1997. On June 1, 1998, the Company renewed the lease for two years at the rate of $26,400 per year exclusive of sales tax.

            The Company is affiliated with various other entities through common ownership and control with its President who is also a shareholder.

NOTE 4.     INCENTIVE STOCK OPTION PLAN

            On May 31, 1989, the Company's Board of Directors adopted its 1989 Incentive Stock Option Plan (ISOP) in order to attract, retain and motivate employees who contribute materially to the success of the Company. Employees of the Company and its subsidiary are covered by the ISOP. Under the terms of the ISOP, the Company is authorized to grant incentive stock options to purchase up to an aggregate of 100,800 shares of its common stock. The option price under the ISOP will be the fair market value of the common stock at the date of grant or if granted to individuals who own 10% or more of the Company's common stock at 110% of fair market value. No option is excersizable after ten years from the date of grant (five years for holders of greater than 10% of the stock). The ISOP is administered by the Compensation Committee of the Company's Board of Directors. Options to acquire 12,000 shares expired during the year ended May 31, 1997, and there was no activity during the year ended May 31, 1998. At May 31, 1998, there are options to purchase 39,577 shares of common stock pursuant to ISOP grants (plus 4,000 options issued to non-employee directors).

NOTE 5.     UNITED STATES POSTAL SERVICE (USPS) JUDGEMENT

            During 1989, the Company entered into joint venture agreements with the USPS to provide and maintain facsimile equipment in 265 post office locations in the USPS's five regions. During the contract period, a dispute arose relating to these agreements and, in October 1990, the Company filed an administrative claim for $5,251,000 ($8,566,000 as amended) against the USPS alleging that the USPS breached its obligations under these contracts. On January 31, 1991, the USPS denied the Company's administrative claim. The contracts for three of the USPS regions were terminated by the USPS in January 1991 and the contracts for the other two regions were terminated in February and May 1991, respectively. In February 1991, the Company filed two lawsuits against the USPS relating to these contracts. One lawsuit alleged breach of contract and the second was to overturn the administrative termination of the contracts. Subsequently, the USPS filed a counterclaim against the Company totaling $88,400 for failure to pay operating fees under four of the contracts. The related trial was completed on July 16, 1992 and on November 3, 1992 the Company received an adverse decision (United States Claims Court Case Nos.91-963C and 91-964C).

            The Court dismissed the Company's complaints and ordered that the USPS recover $88,400 on its counterclaim against the Company. The Company has charged to expense and accrued for the liability for the counterclaim against it for $88,400, which is included in accounts payable in the accompanying balance sheets. On March 10, 1993, the Company filed its appeal in the United States Court of Appeals for the Federal Circuit and on August 17, 1993 the Court of Appeals affirmed the decision of the lower court. On August 31, 1993, the Company petitioned the United States Court of Appeals for the Federal Circuit for a rehearing and suggestion for rehearing in banc. On October 29, 1993, the petition for rehearing was denied and the suggestion for rehearing in banc was declined. On November 5, 1993, a final judgement was entered against the Company for $88,400. The Company does not have the funds to satisfy this judgement.

NOTE 6.     EXTRAORDINARY ITEM - EXTINGUISHMENT OF DEBT

            In May of 1998, the Company reviewed its liabilities, especially those in default; to determine if the debts it had incurred in prior years was subject to the Florida Statute of Limitations, Section
            95.11 of the Florida Statute. As part of that review, the Company also contacted its two largest creditors, one of which responded that the debt had been charged-off. In summary, that statute provides that where there is no collection activity within a five-year period, the creditor is barred from further collection. The statute further provides that any action contemplated or action on a judgement decree of any court, not of record, of the State of Florida or any court of the United States, any other state or territory in the United States shall be commenced within five (5) years.

            In addition, the statute states that a legal or equitable action on a contract, obligation, or liability founded on a written instrument shall be commenced within five (5) years from the occurrence of the last element constituting the cause of action. Whereas, a legal or equitable action on a contract, obligation, or liability not founded on a written instrument shall be commenced within four (4) years from the occurrence of the last element constituting the cause of action.

            Accordingly, the Company has written-off all debts, as extinguished, that fall within the parameters of the statute and has accrued a liability for potential litigation or settlement in the event its write-offs are legally challenged.

NOTE 7.     INCOME TAXES

            The Company and its subsidiary file consolidated income tax returns. For the year ended May 31, 1997, the Company generated for U.S. income tax purposes a net operating loss of approximately $60,000.

            At May 31, 1998, the Company had net operating loss carryforwards of approximately $6,150,000 for income tax purposes, of which $628,000 expires in the year ending 2006, $2,278,000 expires in the year ending 2007, $1,536,000 expires in the year ending 2008, $777,000 expires in the year ending 2009, $200,000 expires in the year ending 2010, $525,000 expires in the year 2011, and the balance expires in 2012. However, if subsequently there are ownership changes in the Company, as defined in Section 382 of the Internal Revenue Code, as a result of those changes, the Company's ability to utilize net operating losses and capital losses available before the ownership change may be restricted to a percentage of the market value of the Company at the time of the ownership change. Therefore, substantial net operating loss carryforwards could, in all likelihood, be limited or eliminated in future years due to a change in ownership as defined in the Code. The utilization of the remaining carryforwards is dependent on the Company's ability to generate sufficient taxable income during the carryforward periods and no further significant changes in ownership.

            The Company computes deferred income taxes under the provisions of FASB Statement No. 109 (SFAS 109), which requires the use of an asset and liability method of accounting for income taxes. SFAS No. 109 provides for the recognition and measurement of deferred income tax benefits based on the likelihood of their realization in future years. A valuation allowance must be established to reduce deferred income tax benefits if it is more likely than not that a portion of the deferred income tax benefits will not be realized. It is Management's opinion that the entire deferred tax benefit may not be recognized in future years. Therefore, a valuation allowance equal to the deferred tax benefit has been established, resulting in no deferred tax benefits as of the consolidated balance sheet dates.

            The Company may be required to file income tax returns in some states in which it has facsimile equipment. As a result of its liquidity problems, the Company has been unable to fund the cost of such filings, however, Management believes that due to the recurring losses experienced no substantial penalties will be incurred if, and when, the Company is financially able to file these overdue returns.

NOTE 8.     OPERATING AND ECONOMIC CONDITIONS AND MANAGEMENT'S PLANS

            The accompanying financial statements have been prepared assuming that the Company will continue as a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has suffered recurring losses from operations (before extinguishment of debt), consequently there is a deficiency in assets attributable to common stock of $163,752 at May 31, 1998, as well as a working capital deficiency. Furthermore, liquidity conditions have limited the ability of the Company to market its products and services at amounts sufficient to recover its operating and administrative costs. Consequently, the Company has incurred losses before extraordinary items of $49,990 and $203,719 for the years ending May 31, 1998 and 1997, respectively Cash currently on hand and expected to be generated by operations during fiscal 1999 is not expected to be sufficient to finance expected working capital and other projected cash needs during such period. Continued operation of the Company in the normal course of business is dependent on the Company's ability to obtain adequate funding of ongoing operations from external or internal sources. This condition, together with the Company's recurring losses from operations and net capital deficiency, raise substantial doubt about its ability to continue as a going concern. Should the Company be unable to continue as a going concern, the liquidation value of its assets will not be sufficient to satisfy the Company's outstanding obligations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

            In addition, the Company has used substantial working capital in its operations. As of May 31, 1998, current liabilities exceed current assets by $166,317. Cash provided (used) by operations of the Company for the years ended May 31, 1998 and 1997 amounted to $2,939, and ($7,150), respectively. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts or classifications of liabilities that might be necessary in the event the Company cannot continue in existence.

            Management's plan for dealing with the conditions described above is pursuing the acquisition of an operating entity. This prospective acquisition and changes in the Company's business may significantly affect the Company's deficiency in assets. While there is no assurance that the Company will be able to find a suitable acquisition, the Company is continuing to reduce experiments, and together with the credit being entended by the Company's current vendors, related parties and other creditors, as well as its projected revenue, the Company believes that sufficient funds wil be available to support the Company's liquidity requirements through May 31, 1999.


NOTE 9.     SIGNIFICANT CUSTOMERS

            Two customers comprised 71% of the total May 31, 1998, sales of the Company (27% and 44% respectively). Those same two customers accounted for 21% and 38% of May 31, 1997 sales, while a third customer accounted for 22% of that year's sales. In total, those three customers comprised 81% of the sales for the year ended May 31, 1997.


PART 1.  FINANCIAL INFORMATION
Item  1.  Financial Statements
HOTELECOPY, INC. AND SUBSIDIARY
-------------------------------
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
ASSETS                                                                                         February 28, 1999
------                                                                                         -----------------
CURRENT ASSETS
 Cash and equivalents                                                                          $       5,982
 Restricted cash - certificate of deposit                                                             10,000
 Accounts receivable, less allowance for
     doubtful accounts of $500                                                                         2,063
 Inventories                                                                                           7,530
 Other, including prepayments                                                                          2,163
                                                                                               -------------
     Total current assets                                                                             27,738

PROPERTY AND EQUIPMENT (Note 3)                                                                            -

DEPOSITS                                                                                               2,595

                                                                                               -------------
     TOTAL ASSETS                                                                                $    30,333
                                                                                               =============

LIABILITIES AND DEFICIENCY IN ASSETS
------------------------------------
    ATTRIBUTABLE TO COMMON STOCK
    ----------------------------

CURRENT LIABILITIES
 Accounts payable                                                                                 $   35,513
 Judgement Payable  (Note 4)                                                                          25,000
 Due to affiliate                                                                                     50,305
 Accrued liabilities (Note 4)                                                                         40,794
                                                                                               -------------
Total current liabilities                                                                            151,612
                                                                                               -------------

DEFICIENCY IN ASSETS ATTRIBUTABLE
    TO COMMON STOCK
Common stock, $.01 par value, 10,000,000
shares authorized; 1,933,318 issued and outstanding                                                   19,333
Additional paid-in capital                                                                         6,213,341
Accumulated Deficit                                                                             ( 6,353,953)
                                                                                               -------------

   Total deficiency in assets attributable to common stock                                        ( 121,279)
                                                                                               -------------
   TOTAL LIABILITIES AND DEFICIENCY IN
     ASSETS ATTRIBUTABLE TO COMMON STOCK                                                       $     30,333
                                                                                               =============

          See Accompanying Notes to Consolidated Financial Statements

HOTELECOPY, INC. & SUBSIDIARY
-----------------------------
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
                                                                     Three Months Ended           Nine Months Ended
                                                                       February 28,                  February 28,

                                                                     1999          1998          1999          1998
                                                                     ----          ----          ----          ----
REVENUES                                                         $ 70,317     $ 102,407     $ 238,559     $ 327,887
                                                               ----------    ----------    ----------    ----------
COST AND EXPENSES
   Cost of revenues                                                36,383        44,634       109,993       165,930
   Payroll, payroll taxes and
        related benefits                                           22,648        22,084        67,900        76,321
Occupancy costs                                                     7,029        15,495        23,909        49,682
Other selling and administrative                                   79,560        21,358       127,684        69,371
                                                               ----------    ----------    ----------    ----------
Total costs and expenses                                          145,620       103,571       329,486       361,304
                                                               ----------    ----------    ----------    ----------
Loss before extraordinary items                                  ( 75,303)    (   1,164)     ( 90,927)     ( 33,417)
                                                               ----------    ----------    ----------    ----------
EXTRAORDINARY ITEMS
Gain on extinguishment of debt, net of  income
   taxes of $44,424 for the three months and
   $48,024 for the nine months                                     78,976             -        85,376             -
Tax benefit from utilization of net operating loss
  carry forwards                                                   44,424             -        48,024             -
                                                               ----------    ----------    ----------    ----------

          Total extraordinary item (Note 4)                       123,400             -       133,400             -
                                                               ----------    ----------    ----------    ----------

NET INCOME (LOSS)                                              $   48,097     $  (1,164)     $ 42,473    $ ( 33,417)
                                                               ==========    ==========    ==========    ==========

PER SHARE OF COMMON STOCK BASIC AND DILUTED

   Loss per common share before
      extraordinary item                                           (0.04)             *        ( 0.05)       ( 0.02)
                                                               ----------    ----------    ----------    ----------

    Extraordinary item                                               0.07                        0.07             -
                                                               ----------    ----------    ----------    ----------

NET INCOME (LOSS) PER  COMMON SHARE                                  0.03             *          0.02    $    (0.02)
                                                               ----------    ----------    ----------    ----------

WEIGHTED AVERAGE SHARES                                         1,933,318     1,933,318     1,933,318     1,933,318
                                                               ==========    ==========    ==========    ==========

* Less than .0005 per share

          See Accompanying Notes to Consolidated Financial Statements

HOTELECOPY, INC. & SUBSIDIARY
-----------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
                                                                        For the nine months ended February 28,
                                                                                1999             1998
                                                                                ----             ----
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income (Loss)                                                           $ 42,473         $    ( 33,417)

Adjustments to reconcile net income (loss) to net cash
   (used) by operating activities:
      Extinguishment of debt                                                (133,400)                    -

Changes in operating assets and liabilities:
    Decrease (Increase) in accounts receivable                                 1,903             (   5,116)
    Decrease (Increase) in inventory                                        (  4,675)
    Decrease (Increase) in other current assets                                3,663             (   9,184)
    Increase in accounts payable                                              35,513                32,932
    Increase in due to affiliate                                              50,305                     -
    Decrease in accrued liabilities, other than extinguishment               (13,734)            (   1,888)
                                                                          ----------         -------------

CASH USED BY OPERATING ACTIVITIES AND
      DECREASE IN CASH AND EQUIVALENTS                                       (17,952)             ( 16,673)

CASH AND EQUIVALENTS, BEGINNING                                               23,934                30,995
                                                                          ----------         -------------

CASH AND EQUIVALENTS, ENDING                                                $  5,982         $      14,322
                                                                          ==========         =============


          See Accompanying Notes to Consolidated Financial Statements

HOTELECOPY, INC. AND SUBSIDIARY
-------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------

NOTE 1 - UNAUDITED INTERIM FINANCIAL STATEMENTS
-----------------------------------------------

In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments (consisting of normal recurring accruals) considered necessary to present fairly Hotelecopy, Inc. and its Subsidiary's financial position at February 28, 1999, and the results of their operations and cash flows for the three and nine months then ended. The results of operations for any interim period are not necessarily indicative of the results that may be expected for the entire year.

The consolidated financial statements of Hotelecopy, Inc. and Subsidiary included herein do not include all footnote disclosures normally included in annual consolidated financial statements and, therefore, should be read in conjunction with the Company's consolidated financial statements and notes in the Company's latest Form 10-KSB. Revenues, expenses, assets and liabilities can vary during each quarter of the year. Therefore, the results and trends in these interim consolidated financial statements may not be the same as those for the full year.

The accompanying unaudited financial statements have been prepared assuming that the Company will continue as a going concern. The Company's cash flow from operations has not been sufficient to allow the Company to remain current with its creditors. Cash currently on hand and expected to be generated by operations during the fiscal year ending May 31, 1999, is not expected to be sufficient to finance expected working capital and other projected cash needs during such period. Continued operation of the Company in the normal course of business is dependent on the Company's ability to obtain adequate funding of ongoing operations from external or internal sources. This condition together with the Company's recurring losses from operations and deficiency in assets attributable to common stock raise substantial doubt about its ability to continue as a going concern. Should the Company be unable to continue as a going concern, the liquidation value of its assets will not be sufficient to satisfy the Company's outstanding obligations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 - RECLASSIFICATION
-------------------------
Certain amounts in the prior year's consolidated financial statements have been reclassified to conform to the current year presentation.

NOTE 3 - PROPERTY AND EQUIPMENT
-------------------------------
Property and equipment consisted of the following:

                                                                                February 28, 1999           May 31, 1998
                                                                                -----------------           ------------
Facsimile equipment                                                                  $    449,645          $     449,645
Office and other equipment                                                                 46,821                 46,821
                                                                                     ------------          -------------
Total                                                                                     496,466                496,466
Less accumulated depreciation                                                             496,466                496,466
                                                                                     ------------          -------------
Property and equipment, net book value                                                        -0-                    -0-
                                                                                     ============          =============

           See Accompanying Notes to Consolidated Financial Statements

NOTE 4 - JUDGEMENT
------------------

A final judgement in the amount of $88,400 was entered against the Company on behalf of the United States Postal Service in November of 1993. In the later part of February, the Company entered into an agreement to settle this claim for $25,000. The Company had accrued $60,000 for costs associated with the judgement payable as well as $10,000 for the possible settlement with a credit. Both of these accruals were liquidated as a result of the settlements and are shown as extinguishment of debt in these financial statements.

NOTE 5 - SUBSEQUENT EVENTS
--------------------------

On April 1, 1999, the Company issued a press release indicating that Hotelecopy has filed a preliminary proxy statement to the SEC for the merger of Hotelecopy, Inc. with Edd Helms, Inc., whereby, upon approval of the shareholders of Hotelecopy, Inc., EHI will be merged into Hotelecopy, and the name of Hotelecopy will be changed to Edd Helms Group, Inc.

ITEM 2:  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

REVENUES
--------

Compared to the prior year, revenues declined approximately 31% for the three months ended February 28, 1999 and approximately 27% for the nine months ended February 28, 1999. The decline in revenues is attributable to the loss of an exclusive agreement with a major airline carrier. The Company does not have the funds to support a marketing and sales effort to further expand its self-service FaxMailers.

COST OF REVENUES
----------------

These costs declined approximately 18% in the three months ended February 28, 1999, and approximately 34% for the nine months ended February 28, 1999, as compared to the prior year. The decline in these costs are attributable to the loss of revenues of a major airline carrier and the reduction in expenses attributable to this revenue.

PAYROLL, PAYROLL TAXES AND RELATED BENEFITS
-------------------------------------------

These expenses increased nominally for the three months ended February 28, 1999, and approximately 11% for the nine months ended February 28, 1999, as compared to the prior year. The Company has no marketing or sales employees, staff was reduced and there are no executive salaries paid.

OCCUPANCY COSTS
---------------

There was an approximate 55% and 52% decline in occupancy costs for the three and nine months ended February 28, 1999, as compared to the prior three months and nine months ending February 28,1998, respectively. This reduction is attributable to a discontinuance of an accrual for storage fees and warehouse.

OTHER SELLING AND ADMINISTRATIVE
--------------------------------

For the three month and nine months ended February 28, 1999, these expenses increased significantly as compared to the nine months ended February 28, 1998. This increase is directly attributable to the settlement of outstanding obligations and the expenses including professional fees related to the proposed merger with a related company.

LIQUIDITY AND CAPITAL RESOURCES
-------------------------------

The Company had a working capital deficit of approximately ($124,000) and a ratio of current assets to current liabilities of approximately .18 to 1 at February 28, 1999. This compares with the February 28, 1998, working capital deficit of approximately ($2,300,000) and a ratio of current assets to current liabilities of .02 to 1. The Company has a negative net worth and cash flow which is not sufficient to cover its greatly reduced overhead. On November 5, 1993, a final judgement was issued and a judgement was entered against the Company by the United States Postal Service in the amount of $88,400. In the later part of February 1999, the Company entered into an agreement with the United Postal Service to settle this claim for $25,000. In May of 1998, the Company charged off liabilities that were time barred pursuant to the Florida Statute of Limitations, Section 95.11 of the Florida Statutes.
The Company is current with all its present vendors.

The Company's financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business.

The Company's inability to meet its liquidity needs raises substantial doubt about the Company's ability to continue as a going concern. The Company has continued to reduce its total operating expenses, however, revenues continue to decline. The Company's limited cash flow does not allow the Company to invest in new equipment or to support a marketing and sales effort for the self-service FaxMailer.

The Company has limited liquidity on a short-term basis and, absent additional funding, will have limited liquidity on a long-term basis. Cash currently on hand and expected to be generated by operations during the fiscal year ended May 31, 1999, is not expected to be sufficient to finance expected working capital and other projected cash needs during such period. Continued operation of the Company in the normal course of business is dependent on the Company's ability to obtain adequate funding of ongoing operations from external or internal sources. On April 1, 1999, the Company filed a preliminary proxy with the Securities and Exchange Commission entering into an agreement and plan of merger with a related company.


If the Company is unable to obtain financing or equity capital or merge as stated above, the Company will not be able to continue as a going concern. Should the Company be unable to continue as a going concern, the liquidation value of its assets will not be sufficient to satisfy the Company's outstanding obligations. The Company believes that the carrying value of assets and liabilities on the balance sheet at February 28, 1999, approximate their liquidation values; therefore, no adjustment to carrying values has been made.

                                   APPENDIX D

                            EHI FINANCIAL STATEMENTS

                    EDD HELMS, INCORPORATED AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS
                             May 31, 1998 and 1997


                                 C O N T E N T S


                                                                   PAGE
                                                                   ----


INDEPENDENT AUDITOR'S REPORT                                          1

CONSOLIDATED FINANCIAL STATEMENTS

     Balance Sheets                                                   2

     Statements of Operations and Retained Earnings                   3

     Statements of Comprehensive Income                               4

     Statements of Cash Flows                                     5 - 6

     Notes to Financial Statements                               7 - 16

                          Independent Auditor's Report
                          ----------------------------


Board of Directors
Edd Helms, Incorporated and Subsidiaries
Miami, Florida

We have audited the accompanying consolidated balance sheets of Edd Helms, Incorporated and Subsidiaries as of May 31, 1998 and 1997, and the related consolidated statements of income and retained earnings, comprehensive income, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edd Helms, Incorporated and Subsidiaries at May 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.



/s/ Dohan and Company, CPA's
July 23, 1998
Miami, Florida

EDD HELMS, INCORPORATED
AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
-----------------------------------------------------------------------------------------------------------------------------
May 31,                                                                                            1998              1997
-----------------------------------------------------------------------------------------------------------------------------
 ASSETS

 CURRENT ASSETS
      Cash and equivalents                                                                       $ 447,072         $ 543,558
      Accounts receivable, less allowance for doubtful accounts
         of $42,295 in 1998 and $38,848 in 1997 (Note 3)                                           706,523         1,241,908
      Due from employees and affiliate                                                               8,022            28,322
      Costs and estimated earnings in excess
         of billings on uncompleted contracts (Note 4)                                              57,860            59,940
      Inventories                                                                                  466,779           346,611
      Refundable taxes                                                                                   -             2,405
      Prepaid expenses                                                                              88,350            20,287
-----------------------------------------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                                    1,774,606         2,243,031
-----------------------------------------------------------------------------------------------------------------------------


 PROPERTY AND EQUIPMENT (NOTE 5)                                                                   346,321           174,939
-----------------------------------------------------------------------------------------------------------------------------


 OTHER ASSETS
      Deferred income taxes (Note 6)                                                                23,640             5,629
      Officer note receivable (Notes 2, 8, 10 and 11)                                                    -           156,041
      Cash surrender value of officers' life insurance (Note 11)                                         -            86,706
      Other (Note 7)                                                                                16,957            30,758
-----------------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                                                                         40,597           279,134
-----------------------------------------------------------------------------------------------------------------------------

 TOTAL ASSETS                                                                                  $ 2,161,524       $ 2,697,104
=============================================================================================================================

 See accompanying notes.


                                                                                                   1998               1997
-----------------------------------------------------------------------------------------------------------------------------

 LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES
      Current maturities of long-term debt (Note 12)                                            $ 135,874           $ 82,787
      Accounts payable (Note 16)                                                                  229,345            606,622
      Customer deposits                                                                                 -             19,566
      Income taxes payable (Note 6)                                                                63,247              6,936
      Accrued liabilities (Note 14)                                                               261,621            291,644
      Deferred revenue (Note 15)                                                                    7,294             10,941
      Billings in excess of costs and estimated
         earnings on uncompleted contracts (Note 4)                                               108,793            173,440
      Deferred income taxes (Note 6)                                                              149,037            107,267
-----------------------------------------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                                                955,211          1,299,203
-----------------------------------------------------------------------------------------------------------------------------

 LONG-TERM DEBT (NOTE 12)                                                                         126,096            147,560

 LONG-TERM PORTION OF PARTNERSHIP LIABILITIES (NOTE 8)                                                  -            393,918
-----------------------------------------------------------------------------------------------------------------------------
         TOTAL LONG-TERM LIABILITIES                                                              126,096            541,478
-----------------------------------------------------------------------------------------------------------------------------
             TOTAL LIABILITIES                                                                  1,081,307          1,840,681
-----------------------------------------------------------------------------------------------------------------------------

 COMMITMENTS AND CONTINGENCIES (NOTES 8, 11, 13, 15 AND 16)

 STOCKHOLDERS' EQUITY  (NOTE 17)                                                                1,080,217            856,423
-----------------------------------------------------------------------------------------------------------------------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                   $ 2,161,524        $ 2,697,104
=============================================================================================================================


EDD HELMS, INCORPORATED
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
---------------------------------------------------------------------------------------------------------------------------
For the Years Ended May 31,                                                                     1998               1997
---------------------------------------------------------------------------------------------------------------------------
 REVENUES EARNED                                                                            $ 8,660,837        $ 9,490,276

 COST OF REVENUES EARNED                                                                      6,235,491          6,939,460
---------------------------------------------------------------------------------------------------------------------------
      GROSS PROFIT                                                                            2,425,346          2,550,816

 SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                                 2,150,547          1,981,837
---------------------------------------------------------------------------------------------------------------------------

 INCOME FROM OPERATIONS                                                                         274,799            568,979
---------------------------------------------------------------------------------------------------------------------------

 INTEREST AND INVESTMENT ACTIVITIES
      Gain on disposition of equipment                                                                -              1,519
      Interest income                                                                            48,453             37,492
      Miscellaneous income                                                                            -                959
      Interest expense (Note 12)                                                                (21,186)           (28,493)
      Partnership loss (Note 8)                                                                 (41,747)          (144,879)
---------------------------------------------------------------------------------------------------------------------------
         TOTAL INTEREST AND INVESTMENT ACTIVITIES                                               (14,480)          (133,402)
---------------------------------------------------------------------------------------------------------------------------

 INCOME BEFORE INCOME TAXES AND EXTRAORDINARY ITEM                                              260,319            435,577
---------------------------------------------------------------------------------------------------------------------------

 INCOME TAXES (NOTE 6)
      Provision for income taxes                                                                 80,889            160,800
      Unusual item - income tax benefit from utilization of net operating
         loss carryforwards                                                                           -            (58,536)
---------------------------------------------------------------------------------------------------------------------------
             INOME TAXES                                                                         80,889            102,264
---------------------------------------------------------------------------------------------------------------------------

 INCOME BEFORE EXTRAORDINARY ITEM                                                               179,430            333,313

 EXTRAORDINARY ITEM - Gain on extinguishment of debt (less
      applicable income taxes of $6,118 and $6,310) (Notes 6 and 16)                             14,276             14,724
---------------------------------------------------------------------------------------------------------------------------

 NET INCOME                                                                                     193,706            348,037

 RETAINED EARNINGS - BEGINNING                                                                  912,734            564,697

 REPURCHASE AND RETIREMENT OF COMMON STOCK (NOTE 17)                                            (89,000)                 -
---------------------------------------------------------------------------------------------------------------------------

 RETAINED EARNINGS - ENDING                                                                 $ 1,017,440          $ 912,734
===========================================================================================================================

 See accompanying notes.

EDD HELMS, INCORPORATED
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
---------------------------------------------------------------------------------------------------------------------------
For the Years Ended May 31,                                                                     1998               1997
---------------------------------------------------------------------------------------------------------------------------
 NET INCOME                                                                                     193,706            348,037

 OTHER COMPREHENSIVE INCOME
      Reclassification adjustment from disposal of
      available-for-sale equity securities                                                      128,594                  -
---------------------------------------------------------------------------------------------------------------------------

 COMPREHENSIVE INCOME                                                                         $ 322,300          $ 348,037
===========================================================================================================================

 See accompanying notes.

EDD HELMS, INCORPORATED
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------------------------------------
For the Years Ended May 31,                                                         1998            1997
--------------------------------------------------------------------------------------------------------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
 Receipts
     Cash received from customers                                                 $ 9,431,619    $ 10,020,980
     Interest received                                                                 48,455          25,410
     Miscellaneous income                                                                   -             959
--------------------------------------------------------------------------------------------------------------
         RECEIPTS FROM OPERATING ACTIVITIES                                         9,480,074      10,047,349
--------------------------------------------------------------------------------------------------------------
 Disbursements
     Cash paid to suppliers and employees                                           9,163,333       9,455,253
     Interest paid                                                                     21,186          28,493
--------------------------------------------------------------------------------------------------------------
         DISBURSEMENTS FROM OPERATING ACTIVITIES                                    9,184,519       9,483,746
--------------------------------------------------------------------------------------------------------------
             NET CASH PROVIDED BY OPERATING ACTIVITIES                                295,555         563,603
--------------------------------------------------------------------------------------------------------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
 Receipts
     Proceeds from disposition of property and equipment                                    -           1,700
--------------------------------------------------------------------------------------------------------------
         RECEIPTS FROM INVESTING ACTIVITIES                                                 -           1,700
--------------------------------------------------------------------------------------------------------------
 Disbursements
     Purchase of property and equipment                                               338,170          69,864
--------------------------------------------------------------------------------------------------------------
         DISBURSEMENTS FROM INVESTING ACTIVITIES                                      338,170          69,864
--------------------------------------------------------------------------------------------------------------
             NET CASH USED BY INVESTING ACTIVITIES                                   (338,170)        (68,164)
--------------------------------------------------------------------------------------------------------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
 Receipts
     Proceeds from notes payable                                                      145,880          40,661
     Repayment from affiliate                                                           2,000               -
--------------------------------------------------------------------------------------------------------------
         RECEIPTS FROM FINANCING ACTIVITIES                                           147,880          40,661
--------------------------------------------------------------------------------------------------------------
 Disbursements
     Principal payments on long-term debt and notes payable                           114,232          99,215
     Principal payments on capitalized lease obligations                                    -           4,182
     Stock repurchase                                                                  51,453               -
     Payment for additional partnership interest                                       20,000               -
     Advances to affiliates                                                                 -          24,325
     Payments and advances to stockholder                                              16,066               -
--------------------------------------------------------------------------------------------------------------
         DISBURSEMENTS FROM FINANCING ACTIVITIES                                      201,751         127,722
--------------------------------------------------------------------------------------------------------------
             NET CASH USED BY FINANCING ACTIVITIES                                    (53,871)        (87,061)
--------------------------------------------------------------------------------------------------------------

 NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS                                      (96,486)        408,378

 CASH  AND EQUIVALENTS - BEGINNING                                                    543,558         135,180
--------------------------------------------------------------------------------------------------------------

 CASH AND EQUIVALENTS - ENDING                                                      $ 447,072       $ 543,558
==============================================================================================================

 SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING TRANSACTIONS:
 Long-term debt in the amount of $126,603 and $40,661 was incurred during 1998 and 1997, respectively to purchase transportation equipment.

 During 1998, a major shareholder and officer of the Company assumed the
 Company's liability in National Industrial Park in the amount of $415,718. In exchange the Company transferred a life insurance policy with a cash surrender value of $106,018 and 204,800 shares of common stock of Hotelecopy, Inc. with a cost of $128,594 and cancelled a note receivable from the officer of $181,106.
 See Note 11.
==============================================================================================================

 See accompanying notes.
                                       5

EDD HELMS, INCORPORATED
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------
For the Years Ended May 31,                                                                     1998               1997
---------------------------------------------------------------------------------------------------------------------------
 RECONCILIATION OF NET INCOME TO NET CASH
      PROVIDED BY OPERATING ACTIVITIES:
         Net income                                                                           $ 193,706          $ 348,037
         Adjustments to reconcile net income to net cash
             provided by operating activities:
             Depreciation and amortization                                                      180,088            149,872
             Gain on disposition of property and equipment                                            -             (1,519)
             Partnership loss                                                                    41,747            144,879
             Provision for bad debts                                                              3,447           (109,213)
             Increase in cash value of officers' life insurance                                 (19,312)            (4,800)
             Officer bonus applied to reduce officer note receivable                                  -             50,000
             Stock repurchase                                                                   (47,000)                 -
             Gain on extinguishment of debt                                                     (20,394)           (21,034)
             Deferred income taxes                                                               23,759            101,638

         Changes in assets (increase) decrease:
             Accounts receivable                                                                531,937            104,978
             Other receivables                                                                   18,225            (11,408)
             Costs and estimated earnings in excess
               of billings on uncompleted contracts                                               2,080            (18,598)
             Inventories                                                                       (120,168)           (22,970)
             Refundable taxes                                                                         -             48,990
             Prepaid expenses                                                                   (65,657)             1,785
             Other assets                                                                           500             11,241
             Interest receivable                                                                 (8,999)           (12,082)

         Changes in liabilities increase (decrease):
             Accounts payable                                                                  (356,833)          (347,655)
             Customer deposits                                                                  (19,566)             9,134
             Accrued liabilities                                                                (30,022)            66,191
             Income taxes payable                                                                56,311              6,936
             Deferred revenues                                                                   (3,647)              (860)
             Billings in excess of costs and estimated
               earnings on uncompleted contracts                                                (64,647)            70,061
===========================================================================================================================
      NET CASH PROVIDED BY OPERATING ACTIVITIES                                               $ 295,555          $ 563,603
===========================================================================================================================

 See accompanying notes.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------

NOTE 1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              Basis of Consolidation
              ----------------------

              The consolidated financial statements include the accounts of Edd Helms, Incorporated (Inc) and its wholly-owned subsidiaries, Edd Helms Electrical Contracting, Inc., d/b/a Edd Helms Electric, (Electric), and Edd Helms Air Conditioning, Inc., d/b/a Edd Helms Air Conditioning, (Air Conditioning). All significant intercompany accounts and transactions of Edd Helms, Inc., and Subsidiaries (the Company) have been eliminated in consolidation.

              Nature of Operations
              --------------------

              The Company has an aggressive marketing plan and high visibility, marketing its name and services to business and residential customers, principally through internet, radio and yellow page advertising. As a direct result of this advertising and promotion, the service departments of the Company have produced a majority of the Company's revenues, while at the same time the Company has eliminated its dependence on the new construction/general contractor market. The new construction market represents a relatively small portion of the Company's business and the Company does not rely on the new construction market for its revenues.

                    Inc, founded in 1975, provides management, administrative, marketing, advertising, and public relations services to its subsidiaries.

                    Electric, serving the market since 1980, derives the majority of its business from electrical service, repair, and maintenance of commercial and residential facilities in the South Florida area.

                    Air conditioning capabilities were added in January 1994, when the assets of McDonald Air Conditioning, Inc., founded in 1951, were purchased by Air Conditioning. Air Conditioning derives the majority of its business activity from its service, repair and maintenance of commercial and residential air conditioning systems in the South Florida area.

              Cash and Equivalents
              --------------------

              Cash and equivalents consist of time deposits and all liquid instruments (including overnight repurchase agreements with a bank) with maturities of three months or less.

              Revenue and Cost Recognition
              ----------------------------

              Revenues and direct costs produced by the Company's hourly based electrical and air conditioning service, repair, and maintenance activities are recognized as earned or incurred. Contract revenues and direct costs, where the work is materially completed within sixty days, are classified as service related revenues, and recognized as earned and incurred.

              Revenues from significant construction contracts, not materially completed within sixty days, are recognized on the percentage-of-completion method, measured by the percentage of costs incurred to date to estimated total costs for each contract. This method is used because management considers expended cost to be the best available measure of progress on the contracts.

NOTE 1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              ----------------------------------------

              These percentage-of-completion contract costs include direct labor, material, subcontract, equipment rental, and other miscellaneous direct and indirect costs as allocated. Other operating costs are charged to expense as incurred. Provisions for estimated losses, if any, on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

              The asset "Cost and estimated earnings in excess of billings on uncompleted contracts" represents revenues recognized in excess of amounts billed. The liability "Billings in excess of costs and estimated earnings on uncompleted contracts" represents amounts billed in excess of revenues earned.

              Available-For-Sale Equity Security
              ----------------------------------

              The Company accounts for investments in available-for-sale equity securities at the lower cost or market. These securities are carried at fair value in the financial statements with unrealized holding gains and losses are reported as a separate component of stockholders' equity.

              Inventories
              -----------

              Inventories consists principally of electrical and air conditioning equipment, supplies, components and accessories, and are valued at the lower of cost or market using the first-in, first-out (FIFO) method to determine cost and net realizable value to determine market.

              Property and Equipment
              ----------------------

              Property and equipment is recorded at cost. Expenditures for major betterments and additions are charged to the property accounts, while replacements, maintenance, and repairs that do not improve or extend the lives of the respective assets are charged to expense currently.

              Depreciation is computed principally using the straight-line method, based on the estimated useful lives of the assets

              Income Taxes
              ------------

              Income taxes are computed under the provisions of the Financial Accounting Standards Board ("FASB") Statement No. 109, "Accounting for Income Taxes". Current and deferred taxes are allocated to members of the consolidated group by applying FASB Statement No. 109 to each member as if it were a separate taxpayer.

              Amortization
              ------------

              Goodwill representing the cost of customer lists purchased, goodwill and a non-compete covenant are amortized using the straight-line method over periods of two to five years.

NOTE 1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              Concentrations of Credit Risk and Economic Dependence
              -----------------------------------------------------

              The Company operates in the South Florida area. Consequently, the Company's ability to collect the amounts due from customers may be affected by economic fluctuations in the service and construction industries, its geographical location and natural disasters.


              Concentrations of Credit Risk Arising from Cash Deposits in Excess
              ------------------------------------------------------------------
              of Insured Limits
              -----------------

              The Company maintains the majority of its cash balances in one financial institution located in Miami, Florida. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At May 31, 1998, the Company's uninsured cash balances total $459,190.

              Use of Estimates
              ----------------

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

              Reclassifications
              -----------------

              Certain amounts in the 1997 financial statements have been reclassified for comparative purposes to conform with the presentation in the 1998 financial statements.

              Advertising
              -----------

              Advertising costs are charged to operations in the year incurred. Advertising expense for the years ended May 31, 1998 and 1997, amounted to $401,793 and $328,437, respectively.

              Impairment of Long-Lived Assets
              -------------------------------

              During fiscal 1997, the Company adopted FASB Statement No. 121 (SFAS No. 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of". SFAS No. 121 requires that impairment losses are to be recorded when long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset. Long-lived assets to be disposed of, if any, are reported at the lower of carrying amount or fair value less cost to sell.

              Recent Accounting Pronouncements
              --------------------------------

              In June 1997, the FASB issued Statement No. 130, "Reporting Comprehensive Income", which establishes standards for reporting and display of comprehensive income and its components (revenue, expenses, gains and losses) in a separate full set of general-purpose financial statements. The provisions of this statement are effective for fiscal years beginning after December 15, 1997.

NOTE 2.       AVAILABLE-FOR-SALE EQUITY SECURITY

              The available-for-sale equity security at May 31, 1997, consisted of the Company's 10.59% equity interest in Hotelecopy, Inc., an entity affiliated to the Company through control by parties related to the Company's principal stockholder. The equity security is stated net of an allowance for unrealized losses, representing costs in excess of market value in May 31, 1997.

              On April 30, 1998, the Company entered into an agreement, with a major shareholder and officer of the Company, (see Note 11) in which the shareholder acquired the 204,800 shares of common stock par value $.01 per share, of Hotelecopy, Inc. with an original cost of $128,594. Accordingly, the previously unrealized loss is recognized in the current year.

NOTE 3.       ACCOUNTS RECEIVABLE

              Accounts receivables consisted of the following:

                                                                                  1998                1997
                                                                           ---------------     ---------------
                 Contracts completed and in progress - billed              $       607,082     $     1,003,031
                 Contracts completed and in progress - unbilled                    141,736             127,823
                 Retention                                                               -             149,902
                 Allowance for doubtful accounts                           (        42,295)    (        38,848)
                                                                           ---------------     ---------------

                                                                           $       706,523     $     1,241,908
                                                                           ===============     ===============

NOTE 4.       COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

                                                                                  1998                1997
                                                                           ---------------     ---------------
              Billings on uncompleted contracts                            $     2,233,330     $     1,861,522
                                                                           ---------------     ---------------

              Costs incurred on uncompleted contracts                      (     1,619,954)    (     1,267,354)
              Estimated earnings on uncompleted contracts                  (       562,443)    (       480,668)
                                                                           ----------------    ---------------
              Total costs and estimated earnings on
                 uncompleted contracts                                     (     2,182,397)    (     1,748,022)
                                                                           ---------------     ---------------

                                                                           $        50,933     $       113,500
                                                                           ===============     ===============

              These amounts are included in the accompanying consolidated balance sheets as follows:

                                                                                  1998                1997
                                                                           ---------------     ----------------
                 Billings in excess of costs
                    and estimated earnings on
                    uncompleted contracts                                  ($      108,793)    ($      173,440)
                 Costs and estimated earnings
                    in excess of billings on
                    uncompleted contracts                                           57,860              59,940
                                                                           ---------------     ---------------

                                                                           ($       50,933)    ($      113,500)
                                                                           ===============     ===============

                                       10

NOTE 5.       PROPERTY AND EQUIPMENT

              Property and equipment consisted of the following:

                                                                                  1998                1997
                                                                           ---------------     ---------------
              Transportation equipment                                     $       719,643     $       575,046
              Machinery and equipment                                              336,098             176,760
              Furniture and fixtures                                                29,503              26,950
              Computer equipment                                                   152,978             124,317
              Leasehold improvements                                                62,306              59,285
                                                                           ---------------     ---------------
                                                                                 1,300,528             962,358
              Accumulated depreciation                                     (       954,207)    (       787,419)
                                                                           --------------- -    ---------------

              Property and equipment,
                 less accumulated depreciation                             $       346,321     $       174,939
                                                                           ===============     ===============

              Depreciation expense for the years ending May 31, 1998 and 1997, amounted to $166,788 and $133,528, respectively, and is included in selling, general and administrative expenses in the consolidated statements of operations.

NOTE 6.       INCOME TAXES

              The provision for income taxes at May 31, 1998 and 1997, is summarized as follows:

                                                                                  1998                1997
                                                                           ---------------     ----------------
              Current tax, net of utilization of net operating loss
                carryforwards
                 Federal                                                   $        63,247     $         6,936
                 State                                                                   -                   -
                                                                           ---------------     ---------------
                    Total current tax                                               63,247               6,936
                                                                           ---------------     ---------------

              Deferred tax, net of utilization of net operating loss
                carryforwards
                 Federal                                                            23,760             101,638
                 State                                                                   -                   -
                                                                           ---------------     ---------------
                    Total deferred tax                                              23,760             101,638
                                                                           ---------------     ---------------

              Total income taxes                                           $        87,007     $       108,574
                                                                           ===============     ===============

              Included in current income taxes for 1998 and 1997, is $6,118 and $6,310, attributable to the extraordinary item, extinguishment of debt.

              The Company files consolidated income tax returns with its two wholly-owned subsidiaries.

              The principal temporary differences that give rise to the deferred tax asset (liability) and the effect that the changes in those temporary differences had on the May 31, 1998 and 1997, provision for deferred tax expense are as follows:

                                                                                  1998                1997
                                                                           ---------------     ---------------
              Deferred tax asset
                 Accrued officers' salaries                                $         1,991     $         1,846
                 Allowance for bad debts                                            14,169              13,014
                 Amortization                                                       16,089              10,148
                 Depreciation                                                       21,988              16,385
                 Full absorption cost method                                        23,706              19,132
                 Partnership loss                                                        -              10,728
                                                                           ---------------     ---------------

                    Total deferred tax asset                                        77,943              71,253
                                                                           ---------------     ---------------

                                                                                  1998                1997
                                                                           ---------------     ---------------
                 Deferred tax liability
                 Income on long-term contracts                             (       188,419)    (       161,024)
                 Depreciation                                              (        14,921)    (        11,867)
                                                                            --------------      --------------

                    Total deferred tax liability                           (       203,340)    (       172,891)
                                                                            --------------      --------------

              Deferred tax liability, net                                  ($      125,397)    ($      101,638)
                                                                            ==============      ==============

              The amounts have been presented in the Company's financial statements as follows:

                                                                                   1998               1997
                                                                           ---------------     ---------------
              Non-current deferred tax asset                               $        23,640     $         5,629
              Current deferred tax liability                               (       149,037)    (       107,267)
                                                                           ---------------      --------------

                                                                           ($      125,397)    ($      101,638)
                                                                           ===============      ==============

              The Company has net operating loss carryforwards of $17,262 for state income tax purposes available to offset future taxable income. These losses begin to expire in 2008. In addition, the Company has charitable contribution carryforwards of $1,964 for state income tax purposes, which begin to expire in 1998.

NOTE 7.       OTHER ASSETS

              Other assets consisted of the following:

                                                                                  1998                1997
                                                                           ---------------     ---------------
              Excess acquisition value over fair market value
                 of assets purchased less accumulated
                 amortization of $58,742 and $45,442                       $         7,758     $        21,058
              Deposits                                                               9,199               9,700
                                                                           ---------------     ---------------

                                                                           $        16,957     $        30,758
                                                                           ===============     ===============

              Amortization expense was $13,300 for 1998 and 1997, and is included in selling and general administrative expenses in the consolidated statements of operations and retained earnings.

NOTE 8.       INVESTMENT IN PARTNERSHIP

              Since 1991, the Company has held a 47.5% interest in National Industrial Park (a Florida general partnership). In consideration of the Company paying all cash operating deficits of the partnership, the Company was allocated 90% of the profits and losses of the partnership. This allocation was subject to termination by either party upon thirty days notice prior to the end of any fiscal year with respect to the subsequent fiscal year, provided operating deficits are thereafter paid by the partners in accordance with their respective interests in the partnership. The Company's liability to the partnership at May 31, 1997, was $393,918. In November 1997, the Company acquired an additional 5% interest at a cost of $20,000.

              On April 30, 1998, the Company entered into an agreement, with a major shareholder of the Company, in which the shareholder assumed the liability of the Company to National Industrial Park, in the amount of $415,718.

              The Company remains contingently liable for all mortgage debt on partnership property, in the amount of approximately $1,737,000.

NOTE 9.       EMPLOYEE BENEFIT PLANS

              The Company has a qualified employee stock ownership plan (ESOP), and a deferred compensation profit sharing plan (401K) under Sections 401 and 401K of the Internal Revenue Code, covering substantially all full-time employees. Contributions to the plans are at the discretion of the Board of Directors, and are limited to a specified percentage of eligible compensation for each participant. The Company discontinued the ESOP plan during this fiscal year. No contribution was made to either plan for 1998 or 1997. All employee benefit plan administrative expenses are paid at the option of the Company.

NOTE 10.      OFFICER NOTE RECEIVABLE

              The officer note receivable was cancelled on April 30, 1998, in the amount of $181,106 including accrued interest (See Note 11). The Company earned $9,000 of interest income on this note in 1998.

NOTE 11.      RELATED PARTY TRANSACTIONS

              The Company leases its facilities under a two-year operating lease expiring December 1998, from a partnership affiliated through common ownership, at rental rates that management believes are comparable to those obtainable from other unrelated parties. The lease provides for monthly payments of $15,590. Rent expense under that lease totaled $187,982 and $198,845 for the years ended May 31, 1998 and 1997, respectively.

              Future minimum rental payments required under the above operating lease as of May 31,1998, total $109,130.

              On April 30, 1998, the Company entered into an agreement with a major shareholder and officer of the Company in which the shareholder assumed the Company's liability resulting from it's ownership interest in National Industrial Park (a Florida general partnership) in the amount of $415,718. In exchange for the assumption of the liability the Company transferred a life insurance policy with a cash surrender value of $106,018 and 204,800 shares of common stock of Hotelecopy, Inc. with a cost of $128,594 and cancelled a note receivable from the officer of $181,106.

NOTE 12.      LONG-TERM DEBT

              Notes payable consisted of the following:

                                                                                        1998                 1997
                                                                                  ---------------     ---------------
              Bank notes, payable in monthly installments of $6,261 and $9,372, respectively, bearing interest at rates varying from 1.9% to
                 9.0%, secured by transportation equipment, maturing
                 at various dates through June 2001                              $       132,455     $        49,780

              Unsecured note payable for the purchase of Air Conditioning, payable in monthly installments Of $3,917, bearing interest at
                 8.0%, maturing in
                 December 1997                                                                 -              14,987

              Unsecured note payable to vendor in monthly
                 installment of $1,000 bearing no interest
                 maturing May 1999                                                        12,000                   -

              Unsecured note payable to vendors in monthly installments of
                 $7,990 and $4,713, respectively, bearing no interest and rates from 6.0% to 9.0%
                 maturing at various dates through October 31, 2001                      117,515             165,580
                                                                                 ---------------    ----------------
                                                                                         261,970             230,347
              Current maturities of long-term debt                               (       135,874)    (        82,787)
                                                                                 ---------------    ----------------

              Long-term debt                                                     $       126,096     $       147,560
                                                                                 ===============    ================


              Aggregate maturities of notes payable for the years subsequent to May 31, 1998, are as follows:

                 1999                                                                          $      135,874
                 2000                                                                                  99,825
                 2001                                                                                  25,501
                 2002                                                                                     770
                                                                                               --------------

                                                                                               $      261,970
                                                                                               ==============

              Total interest expense related to all debt obligations of the Company amounted to $21,186 and $28,493 for the years ended May 31, 1998 and 1997, respectively.

NOTE 13.      CREDIT ARRANGEMENT

              The Company has a line of credit with a bank for advances up to $250,000, secured by the Company's current and future accounts receivable. Interest is charged at the bank's prime interest rate plus one percent (1.0%) annually. Interest is paid monthly. The line of credit is available to fund day-to-day working capital needs. There were no borrowings on this credit line during the year.

NOTE 14.      ACCRUED LIABILITIES

              Accrued liabilities consisted of the following:
                                                                                  1998                1997
                                                                           ---------------     ---------------
              Compensation and related taxes                               $       184,935     $       204,035
              Advertising                                                           20,004              60,000
              Accounting                                                            24,074              21,800
              Other professional fees                                               10,300               5,525
              Insurance                                                             15,803                   -
              Miscellaneous                                                          6,505                 284
                                                                           ---------------     ---------------

                                                                           $       261,621     $       291,644
                                                                           ===============     ===============

NOTE 15.      COMMITMENTS AND CONTINGENCIES

              In its normal course of business, the Company provides a one-year warranty covering its work. The Company's policy is to expense costs, if any, in connection with this warranty in the period such costs are incurred. In the opinion of management, based upon prior experience, future warranty costs are not anticipated to be material.

              Beginning in April 1995, Air Conditioning began selling prepaid service agreements which are primarily for a period of three years. Unearned revenues related to these service agreements are reflected on the consolidated balance sheets as deferred revenues.

NOTE 16.      CREDITOR SETTLEMENT AGREEMENT

              In August 1995, Electric entered into a settlement agreement with the principal majority of its unsecured creditors for the repayment of outstanding liabilities as of December 31, 1994.Upon execution of this agreement, Electric granted the creditors a security interest in all fixtures, furniture, equipment and receivables of Electric until all claims had been fully paid.

              The amounts related to this debt had been included in accounts payable and presented in the Company's financial statements as current portion of accounts payable. Air Conditioning also made payments to creditors in accordance with the proposed agreement.

              Gains, from the extinguishment of debt were reported upon fulfillment of the contractual agreement with each creditor, at which time the Company was relieved of the remaining balance due. A gain of $21,034 was reported for Air Conditioning in 1997. Gains of $4,984 and $15,410 attributable to Air Conditioning and Electric, respectively, were reported in 1998.These gains are included in these financial statements as extraordinary items, net of applicable income taxes (See Note 5).

              In September 1997, Electric made its final payment and satisfied its outstanding liabilities under the Creditor Settlement Agreement, as discussed above.

NOTE 17.      STOCKHOLDERS' EQUITY

              Stockholders' equity consisted of the following:

                                                                                1998               1997
                                                                           -------------      ------------
              Common stock; $1 par value; 20,000 shares
                    authorized 4,972 shares issued and
                    outstanding                                            $       4,972     $       5,130

              Additional paid-in capital                                          57,805            67,153

              Retained earnings                                                1,017,440           912,734

              Accumulated other comprehensive loss                         (           -)    (     128,594)
                                                                           -------------     -------------

                                                                           $   1,080,217     $     856,423
                                                                           =============     =============

              During 1998, the Company repurchased and retired 158 shares of its common stock from the Employee Stock Option Plan (ESOP) for approximately $99,000. The excess of the cost of shares acquired over the par value resulted in reductions of additional paid-in capital of $9,348 and retained earnings of $89,000.

              During 1998 the company recognized other comprehensive income of $128,594 upon the disposal of available-for-sale equity securities for which a unrealized loss had been previously recorded. (See
              Note 11.)

NOTE 18.      BACKLOG

              The following schedule summarizes the changes in backlog on contracts. Backlog represents the amount of revenue the Company is contracted to realize from work to be performed on uncompleted contracts in progress at year-end.

              Backlog balance at May 31, 1997                                             $        462,636
              Expenditures and profit recognition on prior year backlog                   (        462,636)
              New contracts not completed during the current year                                2,402,415
              Expenditures and estimated profit recognized on
                 uncompleted contracts                                                    (      2,182,398)
                                                                                           ---------------

              Backlog balance at May 31, 1998                                             $        220,017
                                                                                          ================


EDD HELMS, INCORPORATED
AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------------------------------------------------
                                                                                            February 28,           May 31,
                                                                                              1999                  1998
--------------------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
     Cash and equivalents                                                                   $ 552,823            $ 447,072
     Accounts receivable, less allowance for doubtful accounts
         of $67,571 at February 28, 1999 and $42,295 at May 31, 1998                          726,079              706,523
     Due from employees and affiliate                                                          59,044                8,022
     Costs and estimated earnings in excess
         of billings on uncompleted contracts                                                 175,648               57,860
     Inventories                                                                              497,107              466,779
     Prepaid expenses                                                                         147,574               88,350
--------------------------------------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                               2,158,275            1,774,606



PROPERTY AND EQUIPMENT                                                                        504,066              346,321
--------------------------------------------------------------------------------------------------------------------------



OTHER ASSETS
     Deferred income taxes                                                                     23,640               23,640
     Other                                                                                      8,262               16,957
--------------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                                                                    31,902               40,597
--------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                              $ 2,694,243          $ 2,161,524
==========================================================================================================================

EDD HELMS, INCORPORATED
AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------------------------------------------------
                                                                                           February 28,         May 31,
                                                                                              1999              1998
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
      Current maturities of long-term debt                                              $   164,319          $   135,874
      Accounts payable                                                                      222,240              229,345
      Provision for federal and state income taxes                                          141,823               63,247
      Accrued liabilities                                                                   374,280              261,621
      Deferred revenue                                                                        7,294                7,294
      Billings in excess of costs and estimated
         earnings on uncompleted contracts                                                   74,035              108,793
      Deferred income taxes                                                                 149,037              149,037
--------------------------------------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                                        1,133,028              955,211
--------------------------------------------------------------------------------------------------------------------------


LONG-TERM DEBT                                                                              205,697              126,096

--------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                                                1,338,725            1,081,307
--------------------------------------------------------------------------------------------------------------------------


STOCKHOLDERS' EQUITY
      Common stock, $1 par value:
      20,000 shares authorized
      4,930 at February 28, 1999 and 4,972 at May 31, 1998
          shares issued and outstanding                                                       4,930                4,972
      Additional paid-in capital                                                             57,847               57,805
      Retained earnings                                                                   1,292,741            1,017,440


--------------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                                       1,355,518            1,080,217
--------------------------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                     $ 2,694,243          $ 2,161,524
==========================================================================================================================

EDD HELMS, INCORPORATED
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
-------------------------------------------------------------------------------------------------------------------------------
                                                                            Three Months Ended              Nine Months Ended
                                                                               February 28,                    February 28,
                                                                         1999              1998            1999            1998
-------------------------------------------------------------------------------------------------------------------------------
REVENUES EARNED                                                        $ 2,568,933     2,240,302       $ 7,231,772    6,566,611

COST OF REVENUES EARNED                                                  1,582,535     1,391,329         4,509,314    4,252,904

-------------------------------------------------------------------------------------------------------------------------------
      GROSS PROFIT                                                         986,398       848,973         2,722,458    2,313,707

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                               809,120       647,768         2,303,837    1,988,445
-------------------------------------------------------------------------------------------------------------------------------

      INCOME FROM OPERATIONS                                               177,278       201,205           418,621      325,262
-------------------------------------------------------------------------------------------------------------------------------


INTEREST AND INVESTMENT ACTIVITIES
      Interest income                                                        3,555         6,261            12,364       42,212
      Interest expense                                                      (5,548)       (4,483)          (13,859)     (16,864)
      Partnership loss                                                           -       (11,347)                -      (34,147)
-------------------------------------------------------------------------------------------------------------------------------
          TOTAL INTEREST AND INVESTMENT ACTIVITIES                         (1,993)       (9,569)           (1,495)      (8,799)
-------------------------------------------------------------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES AND EXTRAORDINARY ITEM                          175,285       191,636           417,126      316,463
-------------------------------------------------------------------------------------------------------------------------------


INCOME TAXES
      Provision for federal and state income taxes                         59,597         65,156           141,823      107,597
-------------------------------------------------------------------------------------------------------------------------------
                INCOME TAXES                                               59,597         65,156           141,823      107,597
-------------------------------------------------------------------------------------------------------------------------------


INCOME BEFORE EXTRAORDINARY ITEM                                          115,688        126,480           275,303      208,866

EXTRAORDINARY ITEM - Gain on extinguishment of
      debt (less applicable income taxes of $6,118)                             -              -                 -       14,276
-------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                                              $ 115,688      $ 126,480         $ 275,303     $223,142
===============================================================================================================================

EDD HELMS, INCORPORATED
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   For the nine months ended
                                                                                           February 28,              February 28,
                                                                                               1999                      1998
----------------------------------------------------------------------------------------------------------------------------------
CASH FLOW FROM OPERATING ACTIVITIES:

Net Income                                                                               $   275,303                  $   223,142

Adjustments to reconcile net income to cash provided (used)
    by operating activities:
       Depreciation and amortization                                                         113,094                       86,431
       Gain or extinguishment of debt                                                              -                      (20,394)
       Deferred income taxes                                                                       -                           16
       Stock re-purchases                                                                                                 (9,505)
       Partnership loss                                                                            -                       14,200

Changes in operating assets and liabilities:
       Accounts receivable                                                                   (19,556)                     154,040
       Other receivables                                                                     (51,022)
       Costs and estimated earnings in excess of billings
           on uncompleted contracts                                                         (117,788)                     (94,813)
       Inventory                                                                             (30,328)                     (21,533)
       Prepaid expenses                                                                      (59,224)                     (97,784)
       Other assets                                                                              937                      (34,024)
       Accounts payable                                                                       (7,105)                    (396,939)
       Customer deposits                                                                           -                      (19,566)
       Accrued liabilities                                                                   112,657                       (2,009)
       Provision for federal and state income taxes                                           78,576                      106,779
       Deferred revenues                                                                           -                      (10,941)
       Billings in excess of costs and estimated earnings
           On uncompleted contracts                                                          (34,758)                     (44,880)
                                                                                          ----------                   ----------

Net cash provided (used) by operating activities                                             260,786                     (167,780)
                                                                                          ----------                   ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
       Additions to property and equipment                                                  (263,081)                    (139,298)
                                                                                          ----------                   ----------
       Net cash used for investing activities                                               (263,081)                    (139,298)
                                                                                          ----------                   ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Proceeds from issuance of notes                                                       236,895                       85,029
       Payments on long term debt and notes payable                                         (128,849)                     (82,811)
                                                                                          ----------                   ----------
       Net cash provided by financing activities                                             108,046                        2,218
                                                                                          ----------                   ----------

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS                                              105,751                     (304,860)
       Cash and equivalents - Beginning                                                      447,072                      543,558
                                                                                          ----------                   ----------
       Cash and equivalents - Ending                                                      $  552,823                   $  238,698
                                                                                          ==========                   ==========


                                   APPENDIX E

                         PRO FORMA FINANCIAL STATEMENTS

                         HOTELCOPY AND EDD HELMS, INC.

       Notes to the Consolidated Balance Sheets and Statements of Income


                            PRO FORMA FINANCIAL DATA
         PRO FORMA CONSOLIDATED BALANCE SHEETS AND STATEMENTS OF INCOME

The following audited and unaudited pro forma consolidated balance sheets and statements of income give effect to the proposed merger between Edd Helms, Inc. and Hotelecopy, Inc. and should be read in conjunction with the respective historical consolidated financial statements and accompanying notes included elsewhere in this proxy. The merger is subject to approval by the shareholders of Hotelecopy, Inc. The pro forma statements assume the merger was effective as of May 31, 1998, and was accounted for as a reverse acquisition purchase based upon guidelines promulgated by the Securities and Exchange Commission. As a result of the purchase treatment, goodwill and a deferred tax asset have been recognized and the accumulated deficit of Hotelecopy, Inc. has been eliminated, based on percentages of Hotelecopy, Inc. not owned by Edd and Carol Helms before the merger. The pro forma consolidated balance sheets and statements of income are presented for informational purposes only and do not purport to be indicative of the results of operations that actually would have occurred if these transactions had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position.

Results for the third quarter of the current fiscal year are not necessarily indicative of results which may be expected for an entire fiscal year. The pro forma consolidated balance sheets and statements of income should be read in conjunction with this proxy, and the historical financial statements included herein.

                         HOTELECOPY AND EDD HELMS. INC.
                                    Pro Forma
                           Consolidated Balance Sheets





                                                                             NINE MONTHS ENDED
                                                                             February 28, 1999
                                                                                 (UNAUDITED)
                                                                                                 Pro Forma
                                                 Edd Helms, Inc. Hotelecopy, Inc.    Combined   Adjustments          Pro Forma
                                                 ------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
   CASH AND EQUIVALENTS                               552,823        5,982            558,805                          558,805
   RESTRICTED CASH - CD                                             10,000             10,000                           10,000
   ACCOUNTS RECEIVABLE, NET                           726,079        2,063            728,142                          728,142
   DUE FROM EMPLOYEES & AFFILIATES                     59,044                          59,044          (50,305)(B)       8,739
   COSTS AND ESTIMATED EARNINGS IN EXCESS
       OF BILLINGS ON UNCOMPLETED CONTRACTS           175,648                         175,648                          175,648
   INVENTORIES                                        497,107        7,530            504,637                          504,637
   PREPAID EXPENSES AND OTHER ASSETS                  147,574        2,163            149,737                          149,737
                                                 ------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                2,158,275       27,738          2,186,013          (50,305)      2,135,708
                                                 ------------------------------------------------------------------------------


PROPERTY AND EQUIPMENT, NET                           504,066                         504,066                          504,066


OTHER ASSETS
   DEFERRED INCOME TAXES                               23,640                          23,640          125,397 (A)     149,037
   OTHER, PRINCIPALLY GOODWILL FOR PRO FORMA            8,262        2,595             10,857          247,882 (A)     258,739
   ACCUMULATED AMORTIZATION OF GOODWILL
                                                 ------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                     31,902        2,595             34,497          373,279         407,776
                                                 ------------------------------------------------------------------------------

TOTAL ASSETS                                        2,694,243       30,333          2,724,576          322,974       3,047,550
                                                 ==============================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   CURRENT MATURITIES OF LONG-TERM DEBT               164,319                         164,319                          164,319
   NOTES PAYABLE IN DEFAULT
   NOTES PAYABLE AFFILIATE, IN DEFAULT
   ACCOUNTS PAYABLE                                   222,240       35,513            257,753                          257,753
   JUDGEMENT PAYABLE                                                25,000             25,000                           25,000
   PROVISION FOR FEDERAL AND STATE INCOME TAXES       141,823                         141,823
   ACCRUED LIABILITIES                                374,280       40,794            415,074                          415,074
DUE TO AFFILIATE                                                    50,305             50,305          (50,305)(B)
   DEFERRED REVENUES                                    7,294                           7,294                            7,294
   BILLINGS IN EXCESS OF COSTS AND ESTIMATED
   EARNINGS  ON UNCOMPLETED CONTRACTS                  74,035                          74,035                           74,035
      DEFERRED INCOME TAXES                           149,037                         149,037                          149,037
                                                 ------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                           1,133,028      151,612          1,284,640          (50,305)      1,092,512
                                                 ------------------------------------------------------------------------------

LONG TERM DEBT                                                                        205,697                          205,697

       TOTAL LONG TERM DEBT                           205,697                         205,697                          205,697
                                                 ------------------------------------------------------------------------------
TOTAL LIABILITIES                                   1,338,725      151,612          1,490,337          (50,305)      1,440,032
                                                 ------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY

   COMMON STOCK ; $.01 PAR VALUE;20,000,000 SHARES
   AUTHORIZED 12,673,995 ISSUED AND OUTSTANDING         4,930       19,333             24,263          102,477 (A)     126,740
   ADDITIONAL PAID-IN CAPITAL                          57,847    6,213,341          6,271,188       (6,083,151)(A)     188,037
   RETAINED EARNINGS                                1,292,741   (6,353,953)        (5,061,212)       6,353,953 (A)   1,292,741
                                                 ------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY                                1,355,518     (121,279)         1,234,239          373,279       1,607,518
                                                 ------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          2,694,243       30,333          2,724,576          322,974       3,047,550
                                                 ==============================================================================

Notes
(A) The Pro Forma adjustment for common stock assumes the merger was effective as of May 31,1998 and was accounted for as a reverse acquisition purchase based upon guidelines promulgated by the Securities and Exchange Commission. As a result of the purchase treatment, goodwill and a deferred tax asset have been recognized, and the accumulated deficit of Hotelecopy, Inc. has been eliminated, based on percentages of Hotelecopy, Inc. not owned by Edd and Carol Helms before the merger.
(B)          To eliminate intercompany debt

                          HOTELECOPY AND EDD HELMS. INC.
                                   Pro Forma
                       Consolidated Statements of Income

                                                                                    NINE MONTHS ENDED
                                                                                    February 28, 1999
                                                                                       (UNAUDITED)
                                                                                                       Pro Forma
                                                        Edd Helms, Inc.  Hotelecopy, Inc.  Combined    Adjustments       Pro Forma
                                                        ----------------------------------------------------------------------------
REVENUES EARNED                                               7,231,772     238,559       7,470,331                     7,470,331
COST OF REVENUES EARNED                                       4,509,314     201,802       4,711,116                     4,711,116
                                                        ----------------------------------------------------------------------------
GROSS PROFIT                                                  2,722,458      36,757       2,759,215                     2,759,215
AMORTIZATION OF GOODWILL                                                                                18,591  (2)        18,591
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                  2,303,837     127,684       2,431,521                     2,431,521
                                                        ----------------------------------------------------------------------------

INCOME FROM OPERATIONS                                          418,621     (90,927)        327,694     18,591            309,103

INTEREST AND INVESTMENT ACTIVITIES                               (1,495)                     (1,495)                       (1,495)
                                                        ----------------------------------------------------------------------------

INCOME BEFORE INCOME TAX AND EXTRAORDINARY ITEM                 417,126     (90,927)        326,199     18,591            307,608
                                                        ----------------------------------------------------------------------------

INCOME TAXES
   PROVISION FOR FEDERAL AND STATE TAXES                        141,823                     141,823   (141,823) (1)

                                                        ----------------------------------------------------------------------------

INCOME BEFORE EXTRAORIDINARY ITEMS                              275,303     (90,927)        184,376   (123,232)           307,608
                                                        ----------------------------------------------------------------------------
   EXTRAORDINARY ITEM - GAIN ON EXTINGUISHMENT
    OF DEBT (less applicable income tax)                                     85,376          85,376                        85,376
    TAX BENEFIT FROM UTILIZATION OF NET OPERATING LOSS
          CARRY FORWARDS                                                     48,024          48,024                        48,024
                                                        ----------------------------------------------------------------------------
    TOTAL EXTRAORDINARY ITEMS                                               133,400         133,400                       133,400
                                                        ----------------------------------------------------------------------------

NET INCOME                                                      275,303      42,473         317,776   (123,232)           441,008
                                                        ============================================================================

(1) TO ELIMINATE FEDERAL AND STATE INCOME TAXES
(2) AMORTIZATION OF GOODWILL, OVER 10 YEARS
    ON A STRAIGHT LINE BASIS

                         HOTELECOPY AND EDD HELMS. INC.
                                   Pro Forma
                       Consolidated Statements of Income


                                                                                      FISCAL YEAR ENDED
                                                                                         May 31, 1998
                                                                                           (AUDITED)
                                                                                                          Pro Forma
                                                     Edd Helms, Inc.    Hotelecopy, Inc.        Combined  Adjustments     Pro Forma
                                                     -------------------------------------------------------------------------------
REVENUES EARNED                                           8,660,837          434,306       9,095,143                      9,095,143
COST OF REVENUES EARNED                                   6,235,491          216,900       6,452,391                      6,452,391
                                                     -------------------------------------------------------------------------------
GROSS PROFIT                                              2,425,346          217,406       2,642,752                      2,642,752
 AMORTIZATION OF GOODWILL                                                                                   24,788   (2)     24,788
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES              2,150,547          267,396       2,417,943                      2,417,943
                                                     -------------------------------------------------------------------------------

INCOME FROM OPERATIONS                                      274,799          (49,990)        224,809        24,788          200,021
                                                                                                                        ------------

INTEREST AND INVESTMENT ACTIVITIES                          (14,480)                         (14,480)                       (14,480)
                                                     -------------------------------------------------------------------------------

INCOME BEFORE INCOME TAX AND EXTRAORDINARY ITEM             260,319          (49,990)        210,329        24,788          185,541
                                                     -------------------------------------------------------------------------------

INCOME TAXES
   PROVISION FOR FEDERAL AND STATE                           80,889                           80,889       (80,889)  (1)

                                                     -------------------------------------------------------------------------------

INCOME BEFORE EXTRAORIDINARY ITEMS                          179,430          (49,990)        129,440       (56,101)         185,541
                                                     -------------------------------------------------------------------------------
   EXTRAORDINARY ITEM - GAIN ON EXTINGUISHMENT
    OF DEBT (less applicable income tax)                     14,276        1,383,529       1,397,805                      1,397,805
    TAX BENEFIT FROM UTILIZATION OF NET OPERATING LOSS
          CARRY FORWARDS                                                     778,235         778,235                        778,235
                                                     -------------------------------------------------------------------------------
    TOTAL EXTRAORDINARY ITEMS                                14,276        2,161,764       2,176,040                      2,176,040
                                                     -------------------------------------------------------------------------------

NET INCOME                                                  193,706        2,111,774       2,305,480       (56,101)       2,361,581
                                                     ===============================================================================

(1) TO ELIMINATE FEDERAL AND STATE INCOME TAXES
(2) AMORTIZATION OF GOODWILL OVER 10 YEARS ON A
    STRAIGHT LINE BASIS

                                HOTELECOPY, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                      To Be Held ___________________, 1999

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints W. Edd Helms, Jr., and Philip H. Kabot, and each of them individually, with full power of substitution, attorneys and proxies of the undersigned, at the Special Meeting of Shareholders of Hotelecopy ("Hotelecopy"), to be held at 17850 N.E. 5th Avenue, Miami, Florida 33162-1008 on ______________________, 1999 at __________ a.m./p.m., local time, and any adjournment or adjournments thereof, with all power which the undersigned would have if personally present to vote all shares of common stock ("Common Stock") of Hotelecopy which the undersigned may be entitled to vote at such meeting as follows:


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS (1), (2) and (3)

(1) Approval of the Agreement and Plan of Merger, dated as of March 26, 1999, between Hotelecopy and Edd Helms, Incorporated, a Florida corporation ("EHI"), and the related Articles and Plan of Merger, whereby EHI will be merged with and into Hotelecopy. The shareholders of EHI will receive 2178.6363 shares of Hotelecopy's common stock for each share of EHI.

         ______  FOR                        _____  AGAINST             _____  ABSTAIN



(2) Approval of the change of Hotelecopy, Inc's name to Edd Helms Group, Inc.


         ______  FOR                        _____  AGAINST             _____  ABSTAIN



(3) Approval of an amendment to Hotelecopy's Articles of Incorporation to increase the number of authorized shares of its common stock, par value
         $.01 per share, to 20,000,000 shares.


         ______  FOR                        _____  AGAINST             _____  ABSTAIN

                                       -1-

(4) In their discretion upon such other business and other matters and proposals as may properly come before the Special Meeting or any adjournment or adjournments thereof.


         The undersigned acknowledges the receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated, in each case, June_______, 1999. All other proxies heretofore given by the undersigned to vote Common Stock of Hotelecopy are expressly revoked.


Date:    _________________________, 1999


--------------------------------
Signature


                                       -2-